                                                                   EXHIBIT 10.2b

                                ATS FACILITY B
                                LOAN AGREEMENT

                                     AMONG

                         AMERICAN TOWER SYSTEMS, L.P.
                                      AND
                   AMERICAN TOWER SYSTEMS (DELAWARE), INC.,

                                 AS BORROWERS;

                 THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR
                    AS BANKS ON THE SIGNATURE PAGES HEREOF;

                                      AND

                        TORONTO DOMINION (TEXAS), INC.,
                            AS ADMINISTRATIVE AGENT
                                 FOR THE BANKS


                           DATED AS OF JUNE 16, 1998



                    POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                               ATLANTA, GEORGIA

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE 1   DEFINITIONS...................................................   1

ARTICLE 2   FACILITY B LOANS..............................................  26

     Section 2.1   The Facility B Loans...................................  26
     Section 2.2   Manner of Borrowing and Disbursement...................  26
     Section 2.3   Interest...............................................  29
     Section 2.4   Commitment Fees........................................  31
     Section 2.5   Mandatory Commitment Reductions........................  31
     Section 2.6   Voluntary Commitment Reductions........................  31
     Section 2.7   Prepayments and Repayments.............................  32
     Section 2.8   Notes; Loan Accounts...................................  34
     Section 2.9   Manner of Payment......................................  35
     Section 2.10  Reimbursement..........................................  36
     Section 2.11  Pro Rata Treatment.....................................  37
     Section 2.12  Capital Adequacy.......................................  37
     Section 2.13  Bank Tax Forms.........................................  38
     Section 2.14  Conversion of Facility B Loans to Term Loans...........  39

ARTICLE 3   CONDITIONS PRECEDENT..........................................  39

     Section 3.1   Conditions Precedent to Effectiveness of this
                     Agreement............................................  39
     Section 3.2   Conditions Precedent to Each Advance...................  42

ARTICLE 4   REPRESENTATIONS AND WARRANTIES................................  43

     Section 4.1   Representations and Warranties.........................  43
     Section 4.2   Survival of Representations and Warranties, Etc........  50

ARTICLE 5   GENERAL COVENANTS.............................................  50

     Section 5.1   Preservation of Existence and Similar Matters..........  51
     Section 5.2   Business; Compliance with Applicable Law...............  51
     Section 5.3   Maintenance of Properties..............................  51
     Section 5.4   Accounting Methods and Financial Records...............  51
     Section 5.5   Insurance..............................................  51
     Section 5.6   Payment of Taxes and Claims............................  52
     Section 5.7   Compliance with ERISA..................................  52
     Section 5.8   Visits and Inspections.................................  54
     Section 5.9   Payment of Indebtedness; Facility B Loans..............  54
     Section 5.10  Use of Proceeds........................................  54
     Section 5.11  Indemnity..............................................  55
     Section 5.12  Interest Rate Hedging..................................  56
     Section 5.13  Covenants Regarding Formation of Restricted
                    Subsidiaries and Acquisitions; Partnership,
                    Subsidiaries..........................................  56
     Section 5.14  Payment of Wages.......................................  57
     Section 5.15  Further Assurances.....................................  57

ARTICLE 6   INFORMATION COVENANTS...........................................  57

     Section 6.1   Quarterly Financial Statements and Information...........  58
     Section 6.2   Annual Financial Statements and Information..............  58
     Section 6.3   Performance Certificates.................................  58
     Section 6.4   Copies of Other Reports..................................  59
     Section 6.5   Notice of Litigation and Other Matters...................  59

ARTICLE 7   NEGATIVE COVENANTS..............................................  61

     Section 7.1   Indebtedness of the Borrowers and their Subsidiaries.....  61
     Section 7.2   Limitation on Liens......................................  62
     Section 7.3   Amendment and Waiver.....................................  62
     Section 7.4   Liquidation, Merger or Disposition of Assets.............  62
     Section 7.5   Limitation on Guaranties.................................  63
     Section 7.6   Investments and Acquisitions.............................  63
     Section 7.7   Restricted Payments......................................  64
     Section 7.8   Senior Leverage Ratio....................................  65
     Section 7.9   Total Leverage Ratio.....................................  65
     Section 7.10  Interest Coverage Ratio..................................  66
     Section 7.11  Annualized Operating Cash Flow to Pro Forma Debt
                    Service.................................................  66
     Section 7.12  Fixed Charge Coverage Ratio..............................  67
     Section 7.13  Affiliate Transactions...................................  67
     Section 7.14  ERISA Liabilities........................................  67
     Section 7.15  Sales and Leasebacks.....................................  67

ARTICLE 8   DEFAULT.........................................................  67

     Section 8.1   Events of Default........................................  67
     Section 8.2   Remedies.................................................  71
     Section 8.3   Payments Subsequent to Declaration of Event of Default...  72

ARTICLE 9   THE ADMINISTRATIVE AGENT........................................  73

     Section 9.1   Appointment and Authorization............................  73
     Section 9.2   Interest Holders.........................................  73
     Section 9.3   Consultation with Counsel................................  73
     Section 9.4   Documents................................................  73
     Section 9.5   Administrative Agent and Affiliates......................  74
     Section 9.6   Responsibility of the Administrative Agent...............  74
     Section 9.7   Action by the Administrative Agent.......................  74
     Section 9.8   Notice of Default or Event of Default....................  75
     Section 9.9   Responsibility Disclaimed................................  75
     Section 9.10  Indemnification..........................................  76
     Section 9.11  Credit Decision..........................................  76
     Section 9.12  Successor Administrative Agent...........................  77
     Section 9.13  Delegation of Duties.....................................  77


     Section 9.14     Collateral Agent......................................  77
     Section 9.15     Successor Collateral Agent............................  78
     Section 9.16     Collateral Actions....................................  79

ARTICLE 10  CHANGES IN CIRCUMSTANCES AFFECTING LIBOR ADVANCES...............  79

     Section 10.1     LIBOR Basis Determination Inadequate or Unfair........  79
     Section 10.2     Illegality............................................  79
     Section 10.3     Increased Costs.......................................  80
     Section 10.4     Effect On Other Advances..............................  82

ARTICLE 11  MISCELLANEOUS...................................................  83

     Section 11.1     Notices...............................................  83
     Section 11.2     Expenses..............................................  84
     Section 11.3     Waivers...............................................  85
     Section 11.4     Set-Off...............................................  85
     Section 11.5     Assignment............................................  86
     Section 11.6     Accounting Principles.................................  89
     Section 11.7     Counterparts..........................................  89
     Section 11.8     Governing Law.........................................  89
     Section 11.9     Severability..........................................  90
     Section 11.10    Interest..............................................  90
     Section 11.11    Table of Contents and Headings........................  90
     Section 11.12    Amendment and Waiver..................................  90
     Section 11.13    Entire Agreement......................................  91
     Section 11.14    Other Relationships...................................  91
     Section 11.15    Directly or Indirectly................................  91
     Section 11.16    Reliance on and Survival of Various Provisions........  91
     Section 11.17    Senior Debt...........................................  92
     Section 11.18    Obligations...........................................  92
     Section 11.19    Confidentiality.......................................  92

ARTICLE 12  WAIVER OF JURY TRIAL............................................  92

     Section 12.1     Waiver of Jury Trial..................................  92

                                   EXHIBITS

     Exhibit A      Form of Assignment of General Partner Interests
     Exhibit B      Form of Assignment of Limited Partner Interests
     Exhibit C      Form of Borrowers' Guaranty
     Exhibit D      Form of Certificate of Financial Condition
     Exhibit E      Form of Facility B Note
     Exhibit F      Form of Parent Guaranty
     Exhibit G      Form of Parent Pledge Agreement
     Exhibit H      Form of Request for Advance
     Exhibit I      Form of Security Agreement
     Exhibit J      Form of Stock Pledge Agreement
     Exhibit K      Form of Subsidiary Guaranty
     Exhibit L      Form of Subsidiary Pledge Agreement
     Exhibit M      Form of Subsidiary Security Agreement
     Exhibit N      Form of Term Conversion Notice
     Exhibit O      Form of ATS's Loan Certificate
     Exhibit P      Form of ATS (Delaware)'s Loan Certificate
     Exhibit Q      Form of Parent Loan Certificate
     Exhibit R      Form of Subsidiary Loan Certificate
     Exhibit S      Form of Performance Certificate
     Exhibit T      Form of Assignment and Assumption Agreement


                                   SCHEDULES

     Schedule 1     - Licenses
     Schedule 2     - Restricted Subsidiaries on the Agreement Date
     Schedule 3     - Separation Obligations
     Schedule 4     - List of Unrestricted Subsidiaries on the Agreement Date
     Schedule 5     - Exceptions to Representations and Warranties
     Schedule 6     - Litigation
     Schedule 7     - Affiliate Transactions
     Schedule 8     - Indebtedness for Money Borrowed
     Schedule 9     - Bank Names and Notice  Addresses

                                ATS FACILITY B
                                LOAN AGREEMENT
                                     AMONG
                         AMERICAN TOWER SYSTEMS, L.P.
                                      AND
                   AMERICAN TOWER SYSTEMS (DELAWARE), INC.,
                                 AS BORROWERS;
                 THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR
                    AS BANKS ON THE SIGNATURE PAGES HEREOF;
                                      AND
                        TORONTO-DOMINION (TEXAS), INC.,
                            AS ADMINISTRATIVE AGENT
                                 FOR THE BANKS


          WHEREAS, ATS (as defined below) and ATS (Delaware) (as defined below) have requested and the Banks have agreed, subject to the terms and conditions set forth herein, to make available to ATS and ATS (Delaware) a 364-day revolving credit facility in the amount of $250,000,000 which, at the option of the Borrowers, may be extended to a term credit facility;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                            ARTICLE 1  Definitions

          For the purposes of this Agreement:


          "Acquisition" shall mean (whether by purchase, lease, exchange,
           -----------
issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by either Borrower or any of the Restricted Subsidiaries of any other Person, which Person shall then become consolidated with either Borrower or any of the Restricted Subsidiaries in accordance with GAAP; (ii) any acquisition by either Borrower or any of the Restricted Subsidiaries of all or any substantial part of the assets of any other Person; or (iii) any acquisition by either Borrower or any of the Restricted Subsidiaries of any business (or related contracts) primarily involving the management of communications sites, towers or other facilities for third parties, other than any such Acquisition which shall be made by, or of, any Person which shall have been designated and, to the extent required hereby, approved as an Unrestricted Subsidiary.

          "Acquisition Operating Cash Flow" shall mean in the case of an
           -------------------------------
Acquisition permitted hereunder, Operating Cash Flow (New Towers), Operating Cash Flow (Towers) and

Operating Cash Flow (Other Business), as applicable, of the Borrowers and their Restricted Subsidiaries for the period during which such Acquisition occurs, adjusted to give effect to such Acquisition, as if such Acquisition had occurred on the first day of such period, by excluding the Operating Cash Flow (New Towers), Operating Cash Flow (Towers) and Operating Cash Flow (Other Business), as applicable, of such Acquisition during such period prior to and including the date of such Acquisition and adding to the Operating Cash Flow (New Towers), Operating Cash Flow (Towers) and Operating Cash Flow (Other Business), as applicable, of the Borrowers and their Restricted Subsidiaries, if positive, or subtracting from such Operating Cash Flow (New Towers), Operating Cash Flow (Towers) and Operating Cash Flow (Other Business), as applicable, if negative, the product of (i) the actual Operating Cash Flow (New Towers), Operating Cash Flow (Towers) and Operating Cash Flow (Other Business), as applicable, of such Acquisition for that portion of such period from the date of such Acquisition to the last day of such period, multiplied by (ii) a fraction the numerator of which is the number of calendar days in such period and the denominator of which is the number of days in such period from and including the date following such Acquisition through the last day of such period.

          "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., in
           --------------------
its capacity as Administrative Agent for the Banks or any successor Administrative Agent appointed pursuant to Section 9.12 hereof.

          "Administrative Agent's Office" shall mean the office of the
           -----------------------------
Administrative Agent located at 909 Fannin Street, Suite 1700, Houston Texas 77010, or such other office as may be designated pursuant to the provisions of
Section 11.1 hereof.

          "Advance" shall mean amounts advanced by the Banks to either Borrower
           -------
pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall mean more
                                                   --------
than one Advance.

          "Affiliate" shall mean, with respect to a Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control", when used with respect to any Person, includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agreement" shall mean this ATS Facility B Loan Agreement, as amended,
           ---------
supplemented, restated or otherwise modified from time to time.

          "Agreement Date" shall mean the date as of which this Agreement is
           --------------
dated.

          "American Radio Systems" shall mean American Radio Systems
           ----------------------
Corporation, a Delaware corporation.

          "Annualized Operating Cash Flow" shall mean (a) as of any calculation
           ------------------------------
date, the sum of (A) the product of (1) Operating Cash Flow (Towers) for the fiscal quarter-end being tested, or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times (2) four
                                                                 -----
(4); (B) the product of (1) Operating Cash Flow (New Towers) for the calendar month-end being tested, or the most recently completed calendar month immediately preceding such calculation date, as the case may be, times (2)
                                                                 -----
twelve (12); and (C) Operating Cash Flow (Other Business) for the four fiscal quarter period end being tested or the most recently completed four (4) fiscal quarters immediately preceding such calculation date, as the case may be, minus
                                                                          -----
(b) corporate overhead (exclusive of amortization and depreciation) of the Borrowers and their Restricted Subsidiaries (on a consolidated basis) for the twelve (12) calendar month period then ended or ending immediately prior to the calendar date, as the case may be.

          "Applicable Law" shall mean, in respect of any Person, all provisions
           --------------
of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act, zoning ordinances and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

          "Applicable Margin" shall mean the interest rate margin applicable to
           -----------------
Base Rate Advances and LIBOR Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

          "Applicable Margin Ratio" shall mean, as of any date, the ratio of (a)
           -----------------------
the Senior Debt on such date to (b) Annualized Operating Cash Flow.

          "Approved Fund" means, with respect to any Bank that is a fund that
           -------------
invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

          "Assignment of General Partner Interests" shall mean that certain
           ---------------------------------------
Assignment of General Partner Interests, dated as of the even date herewith, made by ATSC GP in favor of the Collateral Agent, substantially in the form of Exhibit A attached hereto.
---------

          "Assignment of Limited Partner Interests" shall mean that certain
           ---------------------------------------
Assignment of Limited Partner Interests, dated as of the even date herewith, made by ATSC LP in favor of the Collateral Agent, substantially in the form of Exhibit B attached hereto.
---------

          "ATS" shall mean American Tower Systems, L.P., a Delaware limited
           ---
partnership, and one of the Borrowers.

          "ATS (Delaware)" shall mean American Tower Systems (Delaware), Inc., a
           --------------
Delaware corporation, and one of the Borrowers.

          "ATS Facility A Loan Agreement" shall mean that certain ATS Facility A
           -----------------------------
Loan Agreement, dated as of even date herewith among the Borrowers, the Administrative Agent (as defined therein) and the financial institutions parties thereto, providing for a term credit facility in the amount of $250,000,000 and a revolving credit facility in the amount of $400,000,000, as the same may be amended, modified, restated, or supplemented from time to time.

          "ATSC GP" shall mean ATSC GP Inc., a Delaware corporation, and a
           -------
wholly-owned subsidiary of ATSC Holding.

          "ATSC Holding" shall mean ATSC Holding Inc., a Delaware corporation,
           ------------
and a wholly-owned Subsidiary of the Parent.

          "ATSC LP" shall mean ATSC LP Inc., a Delaware corporation, and a
           -------
wholly-owned Subsidiary of ATSC Operating.

          "ATSC Operating" shall mean ATSC Operating Inc., a Delaware
           --------------
corporation, and a wholly-owned Subsidiary of ATS (Delaware).

          "Authorized Signatory" shall mean such senior personnel of a Person as
           --------------------
may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

          "Banks" shall mean the Persons whose names appear as "Banks" on the
           -----
signature pages hereof and any other Person which becomes a "Bank" hereunder after the Agreement Date; and "Bank" shall mean any one of the foregoing Banks.
                               ----

          "Base Rate" shall mean, at any time, a fluctuating interest rate per
           ---------
annum equal to the higher of (a) the rate of interest quoted from time to time by the Administrative Agent as its "prime rate" or "base rate" or (b) the sum of
                                    ----------      ---------
(i) Federal Funds Rate and (ii) one-half of one percent (1/2%). The Base Rate is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

          "Base Rate Advance" shall mean an Advance which either Borrower
           -----------------
requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $500,000.

          "Base Rate Basis" shall mean a simple interest rate equal to the sum
           ---------------
of (i) the Base Rate and (ii) the Applicable Margin applicable to Base Rate Advances. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change, and shall also be adjusted to reflect changes of the Applicable Margin applicable to Base Rate Advances.

          "Borrowers" shall mean, collectively, ATS and ATS (Delaware); and
                 --------
"Borrower" shall mean either of the foregoing.

          "Borrowers' Guarantees" shall mean, collectively, that certain
           ---------------------
Borrowers' Guaranty (ATS (Delaware)) and Borrowers' Guaranty (ATS), dated as of the Agreement Date each substantially in the form of Exhibit C attached hereto.
                                                     ---------

          "Business Day" shall mean a day on which banks and foreign exchange
           ------------
markets are open for the transaction of business required for this Agreement in Houston, Texas, New York, New York and London, England, as relevant to the determination to be made or the action to be taken.

          "Capital Expenditures" shall mean, for any period, expenditures
           --------------------
(including, without limitation, the aggregate amount of Capitalized Lease Obligations required to be paid during such period) incurred by any Person to acquire or construct fixed assets, plant and equipment (including, without limitation, renewals, improvements and replacements, but excluding repairs and maintenance) during such period, that would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

          "Capital Stock" shall mean, as applied to any Person, any capital
           -------------
stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

          "Capitalized Lease Obligation" shall mean that portion of any
           ----------------------------
obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

          "Certificate of Financial Condition" shall mean certificates,
           ----------------------------------
substantially in the form of Exhibit D attached hereto, signed by the chief
                             ---------
financial officer of each Borrower, as appropriate, together with any schedules, exhibits or annexes appended thereto.

          "Change of Control" shall mean (a) the failure of the Parent to own,
           -----------------
directly or indirectly, one hundred percent (100%) of the ownership interests of ATS and ATS (Delaware), (b) the failure of ATS (Delaware) to own, directly or indirectly, one hundred percent (100%) of the ownership interests of ATSC Operating (unless such Persons are merged into ATS (Delaware)), (c) the sale, lease, transfer, in one or a series of related transactions, of all or substantially all of either Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to the other Borrower or various Persons in the chain (i.e., any wholly-owned direct or indirect Subsidiary of ATS

(Delaware)), (d) the adoption of a plan relating to the liquidation or dissolution of the Parent, (e) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of forty percent (40%) or more of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise and such Persons own more voting power than Principal Shareholders, or (f) the Continuing Directors cease for any reason to constitute a majority of the directors of the Parent then in office.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall mean any property of any kind constituting
           ----------
collateral for the Obligations under any of the Security Documents.

          "Collateral Agent" shall mean Toronto Dominion (Texas), Inc., acting
           ----------------
as Collateral Agent under the Security Documents and shall include any successor Collateral Agent appointed pursuant to Section 9.14 hereof.

          "Communications Act" shall mean the Communications Act of 1934, and
           ------------------
any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

          "Continuing Director" shall mean any member of the Board of Directors
           -------------------
of the Parent who (i) is a member of that Board of Directors on the Agreement Date or (ii) was nominated for election by either (a) one or more of the Principal Shareholders (or a Related Party thereof) or (b) the Board of Directors a majority of whom were directors at the Agreement Date or whose election or nomination for election was previously approved by one or more of the Principal Shareholders or such directors.

          "Default" shall mean any Event of Default, and any of the events
           -------
specified in Section 8.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

          "Default Rate" shall mean a simple per annum interest rate equal to
           ------------
the sum of (a) the Base Rate, (b) the Applicable Margin for Base Rate Advances, and (c) two percent (2%).

          "Employee Pension Plan" shall mean any Plan which is maintained by
           ---------------------
either Borrower, any of their Subsidiaries or any ERISA Affiliate.

          "Environmental Laws" shall mean all applicable federal, state or local
           ------------------
laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ' 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ' 6901 et seq.).

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as in effect from time to time.

          "ERISA Affiliate" shall mean any Person, including a Subsidiary or an
           ---------------
Affiliate of either Borrower, that is a member of any group of organizations of which either Borrower, as the case may be, is a member and which is covered by a Plan.

          "Eurodollar Reserve Percentage" shall mean the percentage which is in
           -----------------------------
effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Bank has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

          "Event of Default" shall mean any of the events specified in Section
           ----------------
8.1 hereof; provided, however, that any requirement for notice or lapse of time,
            --------  -------
or both, has been satisfied.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Excess Cash Flow" shall mean, as of the end of any fiscal year of the
           ----------------
Borrower based on the audited financial statements provided under Section 6.2 hereof for such fiscal year, the excess, if any, without duplication, of (a) Operating Cash Flow for such fiscal year, minus (b) the sum of the following:
                                          -----
(i) payments made with respect to Capital Expenditures (other than Capital Expenditures funded out of the Net Proceeds of any asset sale) by the Borrowers and their Restricted Subsidiaries during such fiscal year; (ii) repayments of the Facility B Loans and Facility A Loans resulting from reductions of the Facility B Commitment and Facility A Commitment, respectively (which shall include, without limitation, any reductions set forth in Section 2.5(a) hereof and of the Facility A Loan Agreement, respectively), and, if applicable, scheduled repayments of the Facility B Loans after the Termination Date scheduled repayments of other amounts outstanding under the ATS Facility A Loan Agreement; (iii) cash taxes paid by the Borrowers and their Restricted Subsidiaries during such fiscal year; (iv) Interest Expense during such fiscal year; (v) principal payments made in respect of Indebtedness for Money Borrowed (other than with respect to the Facility B

Loans, the ATS Facility A Loan Agreement and loans to Restricted Subsidiaries) paid by the Borrowers and their Restricted Subsidiaries during such fiscal year; and (vi) amounts distributed to the Parent pursuant to Section 7.7(c) hereof.

          "Facility A Commitment" shall have the meaning ascribed to such terms
           ---------------------
term in the ATS Facility A Loan Agreement.

          "Facility A Loans" shall have the meaning ascribed to such term in
           ----------------
the ATS Facility A Loan Agreement.

          "Facility B Capital Raise Proceeds" shall mean product of (a) (i) at
           ---------------------------------
any time when the Senior Leverage Ratio is greater than or equal to 5.00 to 1, one hundred percent (100%) of the net proceeds of any sale of the Capital Stock of the Parent or debt instruments or other securities (other than (1) an amount not to exceed $2,000,000 in the aggregate from the sale of securities in connection with any employee stock option plan of either Borrower or the Parent,
(2) an amount equal to the amount required to redeem the Redeemable Pay-In-Kind Preferred Stock referred to in the definition of "Interim Financing" and to pay the fees and other costs and expenses associated with the Interim Financing, and
(3) net proceeds received by the Borrowers from the proceeds of the loans under the Parent Loan Agreement), or (ii) at any time when the Senior Leverage Ratio is less than 5.00 to 1, fifty percent (50%) of the net proceeds of any sale of the Capital Stock of the Parent or debt instruments or other securities of either Borrower or the Parent (other than an amount not to exceed $2,000,000 in the aggregate from the sale of securities in connection with any employee stock option plan of either Borrower or the Parent) times (b) the ratio of (i) the
                                              -----
Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding) to (ii) the sum of (A) the Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding), and (B) the Facility A Loans then outstanding (or the Facility A Commitment if there are no Facility A Loans then outstanding).

          "Facility B Commitment" shall mean the several obligations of the
           ---------------------
Banks to advance in an aggregate amount of up to $250,000,000 at any one time outstanding, in accordance with their respective Facility B Commitment Ratios, to the Borrowers pursuant to the terms hereof and as such obligations may be reduced from time to time pursuant to the terms hereof.

          "Facility B Commitment Ratios" shall mean the percentages in which the
           ----------------------------
Banks are severally bound to fund their respective portion of Advances to the Borrowers under the Facility B Commitment, which are set forth below (together with dollar amounts) (and which may change from time to time in accordance with
Section 11.5 hereof):

                                                         Facility B             Total Dollar
                                                         Commitment Ratio       Commitment
     Bank                                                -----------------      ----------
     ----
     Toronto Dominion (Texas), Inc.                      6.33333334%            $ 15,833,333.34
     The Chase Manhattan Bank                            5.22222223%            $ 13,055,555.56
     The Bank of New York                                5.22222223%            $ 13,055,555.56
     The Bank of Nova Scotia                             4.77777778%            $ 11,944,444.45
     Barclays Bank, plc                                  4.77777778%            $ 11,944,444.45
     Credit Lyonnais New York Branch                     4.77777778%            $ 11,944,444.45
     Credit Suisse First Boston                          4.77777778%            $ 11,944,444.45
     Fleet National Bank                                 4.77777778%            $ 11,944,444.45
     General Electric Capital Corporation                4.77777778%            $ 11,944,444.45
     Key Corporate Capital Inc.                          4.77777778%            $ 11,944,444.45
     Union Bank of California, N.A.                      4.77777778%            $ 11,944,444.45
     Bank of America National Trust and Savings          3.88888889%            $  9,722,222.22
         Association
     Bank of Montreal                                    3.88888889%            $  9,722,222.22
     Bankers Trust Company                               3.88888889%            $  9,722,222.22
     Lehman Commercial Paper Inc.                        3.88888889%            $  9,722,222.22
     Morgan Stanley Senior Funding, Inc.                 3.88888889%            $  9,722,222.22
     CoBank, ACB                                         2.77777778%            $  6,944,444.45
     PNC Bank, National Association                      2.77777778%            $  6,944,444.45
     Societe Generale, New York Branch                   2.77777778%            $  6,944,444.45
     Dresdner Bank AG, New York and Grand Cayman         2.22222223%            $  5,555,555.55
         Branches
     BankBoston, N.A.                                    1.66666666%            $  4,166,666.66
     Crestar Bank                                        1.66666666%            $  4,166,666.66
     The Long-Term Credit Bank of Japan,, Ltd., New      1.66666666%            $  4,166,666.66
         York Branch
     Mellon Bank, N.A.                                   1.66666666%            $  4,166,666.66
     Mercantile Bank National Association                1.66666666%            $  4,166,666.66
     First National Bank of Maryland                     1.66666666%            $  4,166,666.66
     National Bank of Canada                             1.66666666%            $  4,166,666.66
     State Street Bank and Trust Company                 1.66666666%            $  4,166,666.66
     US Trust                                            1.66666666%            $  4,166,666.66
     ============================                        ===========            ===============
     TOTAL                                               100%                   $250,000,000.00

          "Facility B Excess Cash Flow" shall mean the product of (A) the
           ---------------------------
product of (i) Excess Cash Flow times (ii) fifty percent (50%), times (b) the
                                -----                           -----
ratio of (i) the Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding) to (ii) the sum of (a) the Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding), and (B) the Facility A Loans then outstanding (or the Facility A Commitment if there are no Facility A Loans then outstanding).

          "Facility B Loans" shall mean, collectively, the amounts advanced by
           ----------------
the Banks to the Borrowers under the Facility B Loan Commitment, not to exceed the amount of the Facility B Loan Commitment, and evidenced by the Facility B Notes.

          "Facility B Net Proceeds" shall mean the product of (a) the Net
           -----------------------
Proceeds of any sale or other disposition of assets permitted hereunder (other than sales or other dispositions of equipment in the ordinary course of business or sales to or among either Borrower or a Restricted Subsidiary), times (b) the
                                                                  -----
ratio of (i) the Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding) to (ii) the sum of (A) the Facility B Loans then outstanding (or the Facility B Commitment if there are no Facility B Loans then outstanding), and (B) the Facility A Loans then outstanding (or the Facility A Commitment if there are no Facility A Loans then outstanding).

          "Facility B Notes" shall mean, collectively, those certain promissory
           ----------------
notes in an aggregate original principal amount of the Facility B Loan Commitment, and one (1) issued to each of the Banks by the Borrowers with respect to the Facility B Loan Commitment, each one substantially in the form of Exhibit E attached hereto, and any extensions, renewals or amendments to, or
---------
replacements of, the foregoing.

          "FCC" shall mean the Federal Communications Commission, or any other
           ---
similar or successor agency of the federal government administering the Communications Act.

          "Federal Funds Rate" shall mean, as of any date, the weighted average
           ------------------
of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

          "Fixed Charges" shall mean for the Borrowers and their Restricted
           -------------
Subsidiaries, on a consolidated basis, the sum of (a) Interest Expense, (b) commitment and other fees incurred in connection with this Agreement and the ATS Facility A Loan Agreement, (c) all scheduled principal repayments with respect to any Indebtedness for Money Borrowed, (d) taxes paid in cash, and (e) Capital Expenditures made by the Borrowers, their Restricted Subsidiaries and the Parent (other than from the reinvestment of asset sale proceeds and insurance proceeds, to the extent permitted hereunder), in each case for the immediately preceding twelve (12) calendar month period then ended, and in each case as calculated in accordance with GAAP.

     "Fixed Charges Coverage Ratio" shall mean, as of any calculation date, the
      ----------------------------
ratio of (a) the sum of (i) Annualized Operating Cash Flow as of the most recently completed fiscal quarter, plus (ii)for all periods ending on or prior
                                   ----
to December 31, 2000, the sum of (A) the amount of unused Facility B Commitment as of such date under this Agreement and the Facility A Commitment which could be borrowed on such date in compliance with Section 7.8 hereof and (B) the net cash proceeds of any equity issued, directly or indirectly, by either Borrower to the Parent during such period (after deducting any portion thereof applied to the Facility B Loans or the Facility A Loans) to (b) Fixed Charges.

     "GAAP" shall mean, as in effect from time to time, generally accepted
      ----
accounting principles in the United States, consistently applied.

     "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and
      --------      ----------
include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements; provided, however,
                                                            --------  -------
that the term "Guarantee" shall not include guarantees entered into in the ordinary course of business, including, without limitation, the New Tower Operation Business, not involving Indebtedness for Money Borrowed.

     "Indebtedness" shall mean, with respect to any Person, and without
      ------------
duplication, (a) all items, except items of shareholders' and partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, with respect to any secured non-recourse obligations of such Person, the higher of the book value or fair market value of the property or asset securing such obligation (if less than the amount of such obligation), (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the higher of the fair market value or the book value of the property or asset subject to such Lien (if less than the amount of such obligation), if the obligation secured thereby shall not have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, (d) all reimbursement obligations with respect to outstanding letters of credit, and (e) to the extent not otherwise included, all obligations subject to Guaranties of such Person or its Subsidiaries, and (f) all obligations of such Person under Interest Hedge Agreements; provided,
                                                                --------
however, that the Intracoastal Notes shall not be deemed to be, and shall be
-------
excluded from, Indebtedness.

     "Indebtedness for Money Borrowed" shall mean, with respect to any Person,
      -------------------------------
Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing; provided, however, that the Intracoastal Notes shall not be
               --------  -------
deemed to be, and shall be excluded from, Indebtedness. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

     "Indemnitee" shall have the meaning ascribed thereto in Section 5.11
      ----------
hereof.

     "Intercreditor Agreement" shall mean that certain Intercreditor Agreement
      -----------------------
dated as of the even date herewith among the Banks, the Administrative Agent, the Administrative Agent and the Lenders under the Parent Loan Agreement, and the Administrative Agent and the Banks under the ATS Facility A Loan Agreement.

     "Interest Coverage Ratio" shall mean, with respect to any period, the ratio
     -----------------------
 of (a) Annualized Operating Cash Flow to (b) Interest Expense.

     "Interest Expense" shall mean, for any period, all cash interest expense
      ----------------
(including imputed interest with respect to Capitalized Lease Obligations) with respect to any Indebtedness for Money Borrowed of the Borrowers and their Restricted Subsidiaries and the Parent on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, all as calculated in accordance with GAAP.

     "Interest Hedge Agreements" shall mean the obligations of any Person
      -------------------------
pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

     "Interest Period" shall mean (a) in connection with any Base Rate Advance,
      ---------------
the period beginning on the date such Advance is made and ending on the last day of the calendar quarter in which such Advance is made, provided, however, that
                                                       --------  -------
if a Base Rate Advance is
made on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any LIBOR Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to LIBOR Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) the Borrower shall not select an Interest Period which extends beyond the Termination Date, or, if applicable, the Maturity Date or such earlier date as would interfere with the Borrowers' repayment obligations under Section 2.5, 2.6 or 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

     "Interest Rate Basis" shall mean the Base Rate Basis or the LIBOR Basis, as
      -------------------
appropriate.

     "Interim Financing" shall mean the Redeemable Pay-In-Kind Preferred Stock
      -----------------
referred to in the Private Placement Memorandum, dated as of May 28, 1998 (a true and correct copy of which has been delivered to the Administrative Agent), and shall include the Exchange Preferred (as defined therein).

     "Intracoastal Notes" shall mean the partially non-recourse notes of ATS
      ------------------
(true and correct copies of which have been delivered to the Administrative Agent), in the aggregate principal amount of $12,000,000, issued or to be issued by ATS in connection with the merger of Intracoastal Broadcasting, Inc., a Delaware corporation, into ATS (Delaware).

     "Investment " shall mean any investment or loan by either Borrower or any
      -----------
Restricted Subsidiary in or to any Person which Person, (a) after giving to such investment or loan, is not consolidated with the Borrowers and the Restricted Subsidiaries in accordance with GAAP, or (b) is designated as an Unrestricted Subsidiary in accordance with the terms hereof.

     "known to the Borrower" or "to the knowledge of the Borrower" shall mean
      ---------------------      --------------------------------
known by or reasonably should have been known by the executive officers of either Borrower (which shall include, without limitation, the chief executive officer, the chief operating officer, if any, the chief financial officer, the general counsel and any vice president of either Borrower or of ATSC GP).

     "LIBOR" shall mean, for any Interest Period, the average of the interest
      -----
rates per annum at which deposits in United States Dollars for such Interest Period are offered to the

Administrative Agent in the Eurodollar market at approximately 11:00 a.m. (London, England time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the LIBOR Advance sought by either Borrower.

     "LIBOR Advance" shall mean an Advance which either Borrower requests to be
      -------------
made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $5,000,000 and in an integral multiple of $1,000,000.

     "LIBOR Basis" shall mean a simple per annum interest rate (rounded upward,
      -----------
if necessary, to the nearest one-hundredth (1/100th) of one percent (1%) equal to the sum of (a) the quotient of (i) the LIBOR divided by (ii) one minus the
                                                ----------          -----
Eurodollar Reserve Percentage, if any, stated as a decimal, plus (b) the
                                                            ----
Applicable Margin. The LIBOR Basis shall apply to Interest Periods of one (1), two (2), three (3), or six (6) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The LIBOR Basis for any LIBOR Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage.

     "Licenses" shall mean any telephone, microwave, radio transmissions,
      --------
personal communications or other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction, the ownership or the operation of any communications tower facilities, granted or issued by the FCC and held by either Borrower or any of the Restricted Subsidiaries, all of which as of the Agreement Date are listed on Schedule 1
                                                                  ----------
attached hereto.

     "Lien" shall mean, with respect to any property, any mortgage, lien,
      ----
pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

     "Loan Documents" shall mean this Agreement, the Notes, the Security
      --------------
Agreements, the Borrowers' Guarantees, the Stock Pledge Agreement, all Subsidiary Pledge Agreements, all Subsidiary Security Agreements, all Subsidiary Guaranties, all Assignments of Intercompany Notes, all Subordination Agreements, the Parent Guaranty, the Parent Pledge Agreement, the Assignment of Limited Partner Interests, the Assignment of General Partner Interests, all fee letters, all Requests for Advance, all Interest Hedge Agreements between either Borrower, on the one hand, and the Administrative Agent and the Banks, or any of them, on the other hand, and all other documents and agreements executed or delivered by either Borrower or any of the Restricted Subsidiaries or the Parent in connection with or contemplated by this Agreement; provided, however, that Loan Documents shall
                                --------  -------
exclude, except as otherwise specifically provided herein, the "Loan Documents" under the Parent Loan Agreement.

     "Loan-Purchase Agreement" shall mean any agreement as related agreements
      -----------------------
between the Borrower or any Restricted Subsidiary and any other Person pursuant to the terms of which (a) the Borrower or such Restricted Subsidiary has made a loan to such Person permitted by Section 7.6(d) hereof and (b) the Borrower or such Restricted Subsidiary shall agree to acquire all or substantially all of the assets of such Person within the twelve (12) calendar month period immediately following the date of such agreement.

     "Majority Banks" shall mean (i) at any time that no Facility B Loans are
      --------------
outstanding hereunder, Banks the total of whose Facility B Commitment Ratios equals or exceeds sixty percent (60%) of the Facility B Commitment Ratios of all Banks entitled to vote hereunder, or (ii) at any time that there are Facility B Loans outstanding hereunder, Banks the total of whose Facility B Loans outstanding equals or exceeds sixty percent (60%) of the total principal amount of the Facility B Loans then outstanding of all Banks entitled to vote hereunder.

     "Materially Adverse Effect" shall mean (a) any material adverse effect upon
      -------------------------
the business, assets, business prospects, liabilities, financial condition, results of operations or properties of the Borrowers and the Restricted Subsidiaries, taken as a whole, or (b) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement and the Facility B Notes, or upon the ability of the Borrowers and the Restricted Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral or upon the rights, benefits or interests of the Banks in and to the Facility B Loans or the rights of the Administrative Agent and the Banks in the Collateral; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

     "Maturity Date" shall have the meaning ascribed thereto in the Facility A
      -------------
Loan Agreement.

     "Multiemployer Plan" shall mean a multiemployer pension plan as defined in
      ------------------
Section 3(37) of ERISA to which either Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute.

     "Necessary Authorizations" shall mean all approvals and licenses from, and
      ------------------------
all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrowers and the Restricted Subsidiaries to own, construct, maintain, and operate communications tower facilities and to invest in other Persons who own, construct, maintain, manage and operate communications tower facilities.

     "Net Income" shall mean, for the Borrowers and the Restricted Subsidiaries
      ----------
on a consolidated basis, for any period, net income determined in accordance with GAAP.

     "Net Proceeds" shall mean, with respect to any sale, lease, transfer or
      ------------
other disposition of assets by either Borrower or any of the Restricted Subsidiaries, the aggregate amount of cash received for such assets (including, without limitation, any payments received for noncompetition covenants, consulting or management fees in connection with such sale, and any portion of the amount received evidenced by a promissory note or other evidence of Indebtedness issued by the purchaser), net of (i) amounts reserved, if any, for taxes payable with respect to any such sale (after application (assuming application first to such reserves) of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction and payable by either Borrower or any of the Restricted Subsidiaries (other than to an Affiliate) in connection with such sale, lease, transfer or other disposition of assets, including, without limitation, commissions, and (iii) until actually received by either Borrower or any of the Restricted Subsidiaries, any portion of the amount received held in escrow or evidenced by a promissory note or other evidence of Indebtedness issued by a purchaser or non-compete, consulting or management agreement or covenant or otherwise for which compensation is paid over time. Upon receipt by either Borrower or any of the Restricted Subsidiaries of (A) amounts referred to in item (iii) of the preceding sentence, or (B) if there shall occur any reduction in the tax reserves referred to in item (i) of the preceding sentence resulting in a payment to either Borrower or any of the Restricted Subsidiaries, such amounts shall then be deemed to be "Net Proceeds."

     "New Towers" shall mean any communications tower constructed by either
      ----------
Borrower or any of its Restricted Subsidiaries after (or not yet completed as of) the Agreement Date. For purposes of this definition, a communications tower shall be deemed "completed" as of the date one bona fide customer uses communications equipment installed on such tower and shall not be considered a "New Tower" after the end of the twelfth (12/th/) calendar month following the month of completion.

     "New Tower Operation Business" shall mean the operation by either Borrower
      ----------------------------
or its Restricted Subsidiaries of New Towers.

     "Non-U.S. Bank" shall have the meaning ascribed to such term in Section
      -------------
2.8(a) hereof.

     "Notes" shall mean the Facility B Notes.
      -----

     "Obligations" shall mean all payment and performance obligations of every
      -----------
kind, nature and description of the Borrowers, the Restricted Subsidiaries, and any other obligors to the Banks, or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including, without limitation, any interest, fees and other charges on the Facility B Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to either Borrower, whether or not such claim is allowed in such bankruptcy action), and including Obligations to the Banks pursuant to Section 5.12 hereof) as they may be amended from time to time, or as a result of making the Facility B Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

     "Operating Cash Flow" shall mean, for any fiscal year, the sum of Operating
      -------------------
Cash Flow (New Towers), Operating Cash Flow (Towers) and Operating Cash Flow (Other Business) for such year.

     "Operating Cash Flow (New Towers)" shall mean, with respect to the
      --------------------------------
Borrowers and the Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and the Restricted Subsidiaries in connection with the New Tower Operation Business, plus (ii) Unrestricted Subsidiary Distributions with respect to businesses of
----
such Persons of the same type as the New Tower Operation Business during such period, less (b) operating expenses attributable to such New Tower Operation
        ----
Business for such period. In the case of determining Operating Cash Flow (New Towers) under Sections 2.3, 7.8, 7.9, 7.10, 7.11 and 7.12 hereof following an Acquisition of a New Tower Operation Business permitted hereunder, Operating Cash Flow (New Towers) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow (New Towers) in connection with any Advance for an Acquisition of a New Tower Operation Business, Operating Cash Flow (New Towers) for the Borrowers and the Restricted Subsidiaries as of the last day of the immediately preceding calendar month end shall include "operating cash flow (new towers)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent. For purposes of this definition, Operating Cash Flow (New Towers) shall include the foregoing items (each calculated in a manner substantially similar to the financial statements required to be delivered pursuant to Sections 6.1 and 6.2 hereof and otherwise in all respects reasonably satisfactory to the Administrative Agent) with respect to any Person with whom either Borrower has entered into a Loan-Purchase Agreement; provided, however, that with respect to
                                        --------  -------
any such Person such items shall not be included for any period exceeding twelve
(12) calendar months unless such Person becomes a Restricted Subsidiary of such Borrower.

     "Operating Cash Flow (Towers)" shall mean, with respect to the Borrowers
      ----------------------------
and their Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and their Restricted Subsidiaries in connection with the Tower Operation Business, plus
                                                                         ----
(ii) Unrestricted Subsidiary Distributions with respect to businesses of such Persons of the same type as Tower Operation Business during such period, less
                                                                         ----
(b) operating expenses attributable to such Tower Operation Business for such period. In the case of determining Operating Cash Flow (Towers) under Sections 2.3, 7.8,

7.9, 7.10, 7.11 and 7.12 hereof following an Acquisition of a Tower Operation Business permitted hereunder, Operating Cash Flow (Towers) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow in connection with any Advance for an Acquisition of a Tower Operation Business, Operating Cash Flow (Towers) as of the last day of the immediately preceding calendar month end shall include "operating cash flow (towers)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent. For purposes of this definition, Operating Cash Flow (Towers) shall include the foregoing items (each calculated in a manner substantially similar to the financial statements required to be delivered pursuant to Sections 6.1 and 6.2 hereof and otherwise in all respects reasonably satisfactory to the Administrative Agent) with respect to any Person with whom either Borrower has entered into a Loan-Purchase Agreement; provided,
                                                                      --------
however, that with respect to any such Person such items shall not be included
-------
for any period exceeding twelve (12) calendar months unless such Person becomes a Restricted Subsidiary of such Borrower.

     "Operating Cash Flow (Other Business)" shall mean, with respect to the
      ------------------------------------
Borrowers and their Restricted Subsidiaries on a consolidated basis as of the end of any period, (a) the sum of (i) operating revenues of the Borrowers and their Restricted Subsidiaries in connection with the Other Operations, plus (ii)
                                                                       ----
Unrestricted Subsidiary Distributions with respect to businesses of such Persons of the same type as the Other Operations during such period, less (b) operating
                                                             ----
expenses attributable to such Other Operations for such period. In the case of determining Operating Cash Flow (Other Business) under Sections 2.3, 7.8, 7.9, 7.10, 7.11 and 7.12 hereof following an Acquisition of Other Operations permitted hereunder, Operating Cash Flow (Other Business) shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow (Other Business) in connection with any Advance for an Acquisition of Other Operations, Operating Cash Flow (Other Business) as of the last day of the immediately preceding calendar month end shall include "operating cash flow (other business)" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent.

     "Other Operations" shall mean all businesses of the Borrowers and their
      ----------------
Restricted Subsidiaries (other than the Tower Operations Business and the New Tower Operations Business), including, without limitation, the video, voice and data transmission business and the site acquisition business.

     "Parent" shall mean American Tower Corporation, a Delaware corporation.
      ------

     "Parent Guaranty" shall mean that certain Parent Guaranty dated as of the
      ---------------
even date herewith, made by the Parent in favor of the Collateral Agent, substantially in the form of Exhibit F attached hereto.
                             ---------

     "Parent Loan Agreement" shall mean that certain Parent Loan Agreement dated
      ---------------------
as of even date herewith by and among the Parent, the Administrative Agent and the lenders parties thereto, providing for a term credit facility in an amount not to exceed $150,000,000, as the same may be amended, modified, supplemented or restated from time to time.

     "Parent Pledge Agreement" shall mean that certain Parent Pledge Agreement
      -----------------------
dated as of even date herewith, made by Parent in favor of the Collateral Agent, substantially in the form of Exhibit G attached hereto.
                             ---------

     "Payment Date" shall mean the last day of any Interest Period.
      ------------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
      ----
successor thereto.

     "Permitted Liens" shall mean, as applied to any Person:
      ---------------

          (a) any Lien in favor of the Administrative Agent or the Collateral Agent given to secure the Obligations and the "Obligations" under the ATS Facility A Loan Agreement;

          (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

          (c) Liens of carriers, warehousemen, mechanics, vendors, (solely to the extent arising by operation of law) laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

          (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue for more than sixty (60) days;

          (e) restrictions on the transfer of the Licenses or assets of either Borrower or the Restricted Subsidiaries imposed by any of the Licenses as presently in effect or by the Communications Act and any regulations thereunder;

          (f) easements, rights-of-way, zoning restrictions, licenses, reservations or restrictions on use and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

          (g) Liens arising by operation of law in favor of purchasers in connection with any asset sale permitted hereunder; provided, however, that such
                                                    --------  -------
Lien only encumbers the property being sold;

          (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section
7.1 hereof and true leases of either Borrower or any of their Subsidiaries;

          (i) Liens to secure performance of statutory obligations, surety or appeal bonds, performance bonds, bids or tenders;

          (j) judgment Liens which do not result in an Event of Default under
Section 8.1 (h) hereof;

          (k) Liens in connection with escrow deposits made in connection with Acquisitions permitted hereunder;


          (l) Liens in favor of the lenders under the Parent Loan Agreement, which Liens are subject to the Intercreditor Agreement; and

          (m) Liens of a nature contemplated by the penultimate sentence of
Section 5.13 hereof.

     "Person" shall mean an individual, corporation, limited liability company,
      ------
association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

     "Plan" shall mean an employee benefit plan within the meaning of Section
      ----
3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

     "Principal Shareholders" shall mean, collectively, (a) Steven B. Dodge, (b)
      ----------------------
the legal heirs of Steven B. Dodge, (c) Thomas H. Stoner, (d) the legal heirs of Thomas H. Stoner, and (e) any Person the securities of which would be deemed to be beneficially owned by any of the foregoing Persons pursuant to the provisions of Rule 13(d)(3) under the Exchange Act.

     "Prior Loan Agreement" shall mean that certain Amended and Restated Loan
      --------------------
Agreement dated as of October 15, 1997 by and among American Tower Systems, Inc., as Borrower, the financial institutions parties thereto, as Banks, and Toronto Dominion (Texas), Inc., as Administrative Agent, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of December 31, 1997, that certain Assumption Agreement dated as of January 21, 1998, that certain Second Amendment to Amended and

Restated Loan Agreement dated as of March 27, 1998, and that certain Third Amendment to Amended and Restated Loan Agreement dated as of May 11, 1998.

     "Pro Forma Debt Service" shall mean with respect to the twelve (12)
      ----------------------
calendar month period following the calculation date, and after giving effect to any Interest Hedge Agreements and LIBOR Advances, the sum of the amount of all of the following with respect to the Borrowers, the Restricted Subsidiaries and the Parent, on a consolidated basis, (a) scheduled payments of principal on Indebtedness for Money Borrowed (determined with respect to the Facility B Loans only, as the difference between the outstanding principal amount of the Facility B Loans on the calculation date and the amount the Facility B Commitment will be after the reductions thereof set forth in Section 2.5 hereof for such twelve calendar month period have taken effect) for such period, (b) Interest Expense for such period, (c) fees payable under this Agreement, the Facility A Loan Agreement and the Parent Loan Agreement for such period, and (d) other payments payable by such Persons during such period in respect of Indebtedness for Money Borrowed (other than voluntary repayments). For purposes of this definition, where interest payments for the twelve (12) month period immediately succeeding the calculation date are not fixed by way of Interest Hedge Agreements, LIBOR Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the lesser of (i) the LIBOR Basis (based on the then current adjustment under Section 2.3(f) hereof) for a LIBOR Advance having an Interest Period of six (6) months as determined on the date of calculation and (ii) the Base Rate Basis as in effect on the date of calculation; provided, however, that
                                                         --------  -------
if such LIBOR Basis cannot be determined in the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect.

     "Projections" shall have the meaning ascribed thereto in Section 4.1(r)
      -----------
hereof.

     "Register" shall have the meaning ascribed to such term in Section 11.5(g)
      --------
hereof.

     "Registered Noteholder" shall mean each Non-U.S. Bank that requests or
      ---------------------
holds a Registered Note pursuant to Section 2.8(a) hereof or registers its Facility B Loans pursuant to Section 11.5(g) hereof.

     "Registered Notes" shall mean those certain Facility B Notes that have been
      ----------------
issued in registered form in accordance with Sections 2.8(a) and 11.5(g) hereof and each of which bears the following legend: "This is a Registered Note, and this Registered Note and the Facility B Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the ATS Facility B Loan Agreement."

     "Reportable Event" shall mean, with respect to any Employee Pension Plan,
      ----------------
an event described in Section 4043(b) of ERISA.

     "Request for Advance" shall mean a certificate designated as a "Request for
      -------------------
Advance," signed by an Authorized Signatory of either Borrower requesting an Advance hereunder, which shall be in substantially the form of Exhibit H
                                                               ---------
attached hereto, and shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance (LIBOR or Base Rate), and, with respect to LIBOR Advances, the Interest Period with respect thereto, (ii) state that there shall not exist, on the date of the requested Advance and after giving effect thereto, a Default, as of the date of such Advance and after giving effect thereto, and (iii) the Applicable Margin then in effect.

     "Required Lenders" shall mean, at any time, Persons whose Facility A
      ----------------
Commitment and Facility B Commitment equal or exceed sixty percent (60%) of the aggregate amount of the Facility A Commitment and Facility B Commitment under and the Facility A Loan Agreement and the Facility B Loan Agreement (after giving effect to any reductions in such Facility A Commitment and Facility B Commitment but without giving effect to any Facility A Loans and Facility B Loans outstanding); provided however, that if such Facility A Commitment and
                    -------- -------
Facility B Commitment have been terminated or cancelled, "Required Lenders"
                                                          ----------------
shall mean Persons whose Facility A Loans and Facility B Loans equal or exceed sixty percent (60%) of the aggregate amount of such Facility A Loans and Facility B Loans then outstanding.

     "Restricted Payment" shall mean any direct or indirect distribution,
      ------------------
dividend or other payment to any Person (other than to either Borrower or any of the Restricted Subsidiaries) on account of (a) any general or limited partnership interest in, or shares of Capital Stock or other securities of, either Borrower (other than dividends payable solely in general or limited partnership interests or stock of such Person and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to either Borrower or any of the Restricted Subsidiaries) on account of any warrants or other rights or options to acquire shares of Capital Stock of either Borrower or any of the Restricted Subsidiaries, or (b) any management or similar agreement with an Affiliate of such Person not (i) in compliance with Section 7.13 hereof or (ii) in the ordinary course of business, it being understood that the payment of fees in connection with the Interim Financing shall not be deemed to be a Restricted Payment.

     "Restricted Subsidiary" shall mean any Subsidiary of either Borrower other
      ---------------------
than an Unrestricted Subsidiary. The Restricted Subsidiaries as of the Agreement Date are as set forth on Schedule 2 attached hereto.
                         ----------

     "Sconnix Note" shall mean the note of Sconnix Broadcasting Company, a New
      ------------
Hampshire limited partnership (a true and correct copy of which has been delivered to the Administrative Agent), in the aggregate principal amount of $12,000,000, acquired or to be acquired by ATS (Delaware) in connection with the merger of Intracoastal Broadcasting, Inc., a Delaware corporation, into ATS (Delaware).

     "Security Agreement" shall mean that certain Security Agreement dated as of
      ------------------
even date herewith, made by the Borrowers in favor of the Collateral Agent for the ratable benefit of the Banks, substantially in the form of Exhibit I
                                                               ---------
attached hereto.

     "Security Documents" shall mean each Borrower Guaranty, each Security
      ------------------
Agreement, the Stock Pledge Agreement, all Subsidiary Guaranties, all Subsidiary Pledge Agreements, all Subsidiary Security Agreements, all Assignments of Intercompany Facility B Loans, each Assignment of General Partner Interests, each Assignment of Limited Partner Interests, the Parent Pledge Agreement, the Parent Guaranty, any other agreement or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Collateral Agent, for the benefit of the Banks, with Collateral for the Obligations.

     "Security Interest" shall mean all Liens in favor of the Collateral Agent,
      -----------------
for the benefit of the Banks, created hereunder or under any of the Security Documents to secure the Obligations.

     "Senior Debt" shall mean, for the Borrowers and the Restricted Subsidiaries
      -----------
on a consolidated basis as of any date, the sum of (without duplication) (i) the outstanding principal amount of the Facility B Loans and the Facility A Loans,
(ii) the aggregate amount of Capitalized Lease Obligations and Indebtedness for Money Borrowed or such Persons, and (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness for Money Borrowed.

     "Senior Leverage Ratio" shall mean, as of any date, the ratio of (a) the
      ---------------------
Senior Debt on such date to (b) Annualized Operating Cash Flow.

     "Separation Obligations" shall mean the obligations of the Parent to
      ----------------------
reimburse CBS Corporation for certain tax and other obligations relating to the separation of the Parent from American Radio Systems as set forth on Schedule 3
                                                                     ----------
attached hereto.

     "Stock Pledge Agreement " shall mean that certain Stock Pledge Agreement of
      -----------------------
ATS (Delaware) dated as of even date herewith between ATS (Delaware) and the Collateral Agent, substantially in the form of Exhibit J attached hereto,
                                               ---------
pursuant to which ATS (Delaware) has pledged to the Collateral Agent for the ratable benefit of the Banks all of ATS (Delaware) stock ownership in each of its directly owned Restricted Subsidiaries.

     "Subordination Agreement" shall mean, collectively, (a) that certain
      -----------------------
Subordination Agreement dated as of even date herewith among ATSC Operating, ATSC LP and the

Administrative Agent, and (b) that certain Subordination Agreement dated as of even date herewith among ATSC Holding, ATSC GP and the Administrative Agent.

     "Subsidiary" shall mean, as applied to any Person, (a) any corporation of
      ----------
which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

     "Subsidiary Guaranty" shall mean that certain Subsidiary Guaranty, dated as
      -------------------
of even date herewith, in favor of the Collateral Agent and the Banks, given by each Restricted Subsidiary on the Agreement Date, substantially in the form of Exhibit K attached hereto, and shall include any similar agreements executed
---------
pursuant to Section 5.13 hereof.

     "Subsidiary Pledge Agreement" shall mean that certain Subsidiary Pledge
      ---------------------------
Agreement dated as of even date herewith made by each Restricted Subsidiary having one or more of its own Restricted Subsidiaries, on the one hand, in favor of the Collateral Agent, on the other hand, substantially in the form of Exhibit
                                                                         -------
L attached hereto, and shall include any similar agreements executed pursuant to
-
Section 5.13 hereof.

     "Subsidiary Security Agreement" shall mean that certain Subsidiary Security
      -----------------------------
Agreement dated as of even date herewith between each Restricted Subsidiary, on the one hand, and the Collateral Agent, (on behalf of itself, the Administrative Agent and the Banks), on the other hand, substantially in the form of Exhibit M
                                                                      ---------
attached hereto, and shall include any similar agreements executed pursuant to
Section 5.13 hereof.

     "Term Conversion Date" shall have the meaning ascribed thereto in Section
      --------------------
2.14 hereof.

     "Term Conversion Notice" shall mean a certificate designated "Term
      ----------------------
Conversion Notice" signed by an Authorized Signatory of the Borrower requesting that the Facility B Commitment and Facility B Loans be extended and converted to a term loan commitment and term Facility B Loans, respectively, which shall be in substantially the form of Exhibit N attached hereto.
                             ---------

     "Termination Date" shall mean June 15, 1999.
      ----------------

     "Total Debt" shall mean, for the Parent, the Borrowers and the Restricted
      ----------
Subsidiaries on a consolidated basis as of any date, the sum (without duplication) of (i) the outstanding principal amount of the Facility B Loans, the Facility A Loans and the loans outstanding under the Parent Loan Agreement,
(ii) the aggregate amount of Capitalized Lease Obligations and Indebtedness for Money Borrowed of such Persons, and (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness for Money Borrowed.

     "Tower Operation Business" shall mean the ownership, leasing and tower
      ------------------------
management businesses of the Borrowers and their Restricted Subsidiaries.

     "Unreinvested Net Proceeds" shall mean the aggregate Net Proceeds not (i)
      -------------------------
used or committed to be used to acquire fixed or capital assets permitted by
Section 7.6 hereof within the period specified in Section 2.7(b)(iii) hereof or
(ii) used to repay Facility B Loans pursuant to the provisions of Section 2.7(b)(iii).

     "Unrestricted Subsidiary" shall mean any Subsidiary of either Borrower or
      -----------------------
any joint venture (which may represent a minority interest) between either Borrower and/or any of their Subsidiaries and any other Person, in each case, which either Borrower has heretofore designated or hereafter designates as an Unrestricted Subsidiary by written notice to the Administrative Agent and the Banks prior to the formation or acquisition of such Subsidiary or joint venture. Notwithstanding the foregoing, no Restricted Subsidiary may be re-designated as an Unrestricted Subsidiary without the prior consent of the Majority Banks. The Unrestricted Subsidiaries as of the Agreement Date are as set forth Schedule 4
                                                                    ----------
attached hereto. All Subsidiaries of any Unrestricted Subsidiary, now or hereafter existing, shall be Unrestricted Subsidiaries.

     "Unrestricted Subsidiary Distributions" shall mean the amount of cash
      -------------------------------------
distributions received during such period by either Borrower or any of its Restricted Subsidiaries from any Unrestricted Subsidiary (other than in connection with the repayment of intercompany Indebtedness).

     "U.S. Person" shall mean a citizen or resident of the United States of
      -----------
America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

     Each definition of an agreement in this Article 1 shall include such agreement as modified, amended or supplemented from time to time in accordance herewith.

                          ARTICLE 2  Facility B Loans

     Section 2.1  The Facility B Loans  The Banks agree, severally, in
                  --------------------
accordance with their respective Facility B Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers from time to time during the period from (and including) the Agreement Date through the Termination Date, amounts which do not exceed, in the aggregate, at any one time outstanding the amount of the Facility B Commitment as in effect from time to time. Subject to the terms and conditions hereof, Advances under the Facility B Commitment may be repaid and reborrowed from time to time on a revolving basis. Notwithstanding the foregoing, subsequent to the Termination Date, if the extension provided for under Section
2.14 hereof has been granted, the Facility B Loans that are outstanding hereunder may be repaid and reborrowed only as provided in Sections 2.2(b)(ii) and 2.2(c)(ii) hereof, and no Advances will thereafter be made under the Facility B Commitment which result in an increase to the principal amount of the Facility B Loans outstanding.

     The Borrowers hereby agree that all amounts advanced under the Facility B Commitment shall be joint and several obligations of the Borrowers.

     Section 2.2  Manner of Borrowing and Disbursement.
                  ------------------------------------

             (a)  Choice of Interest Rate, Etc. Any Advance hereunder shall, at
                  -----------------------------
the option of the requesting Borrower, be made as a Base Rate Advance or a LIBOR Advance; provided, however, that at such time as there shall have occurred and
         --------  -------
be continuing a Default hereunder, neither Borrower shall have the right to receive a LIBOR Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (New York, New York time) in order for such Business Day to count toward the minimum number of Business Days required.

             (b)  Base Rate Advances.
                  ------------------

                  (i)  Advances.  A Borrower shall give the Administrative Agent
                       --------
     in the case of Base Rate Advances at least one (1) Business Day's irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that such Borrower's failure to confirm any
              --------  -------
     telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from a Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                  (ii) Repayments and Reborrowings. Either Borrower may repay or
                       ---------------------------
     prepay a Base Rate Advance without regard to its Payment Date and (A) upon at least one (1) Business Day's irrevocable prior telephonic notice followed by written notice, reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (B) upon at least three (3) Business Days' irrevocable prior telephonic notice followed by written notice, reborrow all or a portion of the principal thereof as one or more LIBOR Advances, or (C) not reborrow all or any portion of such Base Rate Advance. On the date indicated by the applicable Borrower, such Base Rate Advance shall be so repaid and, as applicable, reborrowed. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be considered a request for a Base Rate Advance.

             (c)  LIBOR Advances.
                  --------------

                  (i)  Advances.  Upon request, the Administrative Agent, whose
                       --------
     determination in absence of manifest error shall be conclusive, shall determine the available LIBOR Bases and shall notify the requesting Borrower of such LIBOR Bases to apply for the applicable LIBOR Advance.
     The requesting Borrower shall give the Administrative Agent in the case of LIBOR Advances at least three (3) Business Days' irrevocable prior telephonic notice followed immediately by a Request for Advance; provided,
                                                                      --------
     however, that such Borrower's failure to confirm any telephonic notice with
     -------
     a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from a Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                  (ii) Repayments and Reborrowings.  At least three (3) Business
                       ---------------------------
     Days prior to the Payment Date for each LIBOR Advance, the applicable Borrower shall give the Administrative Agent telephonic notice followed by written notice specifying whether all or a portion of such LIBOR Advance
     (A) is to be repaid and then reborrowed in whole or in part as one or more LIBOR Advances, (B) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance, or (C) is to be repaid and not reborrowed. The failure to give such notice shall preclude the Borrowers from reborrowing such Advance as a LIBOR Advance on its Payment Date and shall be considered a request for a Base Rate Advance. Upon such Payment Date such LIBOR Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

             (d)  Notification of Banks.  Upon receipt of a Request for Advance,
                   ---------------------
or a notice from a Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly but no later than the close of business on the day of such notice notify each Bank by telephone or telecopy of the contents thereof and the amount of such Bank's portion of the Advance. Each Bank shall, not later than 12:00 noon (New York, New York time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance that represents an additional borrowing hereunder in immediately available funds.

             (e)  Disbursement.
                  ------------

                  (i) Prior to 2:00 p.m. (New York, New York time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Banks in like funds by (A) transferring the amounts so made available by wire transfer pursuant to the requesting Borrower's instructions, or (B) in the absence of such instructions, crediting the amounts so made available to the account of the requesting Borrower maintained with the Administrative Agent.

                  (ii) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York, New York time) on the date of any Advance that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Advance, the Administrative Agent may assume that such Bank has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the requesting Borrower on such date a corresponding amount. If and to the extent the Bank does not make such ratable portion available to the Administrative Agent, such Bank agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the requesting Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

                  (iii) If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's portion of the applicable Advance for purposes of this Agreement. If such Bank does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Bank to fund its portion of any Advance shall not relieve any other Bank of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Bank shall be responsible for any such failure of any other Bank.

                  (iv) In the event that, at any time when there is no Default and each of the conditions in Section 3.2 hereof has been satisfied, a Bank for any reason fails or refuses to fund its portion of an Advance and such failure shall continue for a period in excess of thirty (30) days, then, until such time as such Bank has funded its portion of such Advance (which late funding shall not absolve such Bank from any liability it may have to the Borrowers), or all other Banks have received payment in full from the Borrowers (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such non-funding Bank shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Bank's portion of the Facility B Loans shall not be counted as outstanding for purposes of determining "Majority Banks" hereunder, and (B) to receive payments of principal, interest or fees from the Borrowers, the Administrative Agent or the other Banks in respect of its portion of the Facility B Loans until all Facility B Loans of the other Banks have been fully paid.

     Section 2.3  Interest.
                  --------

          (a) On Base Rate Advances.  Interest on each Base Rate Advance shall
              ---------------------
be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Termination Date, or if applicable, the Maturity Date.

          (b) On LIBOR Advances.  Interest on each LIBOR Advance shall be
              -----------------
computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the LIBOR Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a LIBOR Advance exceeds three (3) months, interest on such LIBOR Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on LIBOR Advances then outstanding shall also be due and payable on the Termination Date, or if applicable, the Maturity Date.

          (c) Interest if no Notice of Selection of Interest Rate Basis.  If a
              ---------------------------------------------------------
Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Basis, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

          (d) Interest Upon Default.  Immediately upon the occurrence of an
              ---------------------
Event of Default hereunder, the outstanding principal balance of the Facility B Loans shall bear interest at the Default Rate. Such interest shall be payable on demand by the Majority Banks and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Majority Banks (or, if applicable to the underlying Event of Default, the Banks) to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations.

          (e) LIBOR Contracts.  At no time may the number of outstanding LIBOR
              ---------------
Advances hereunder and under the ATS Facility A Loan Agreement exceed twelve
(12).

          (f) Applicable Margin.  With respect to any Advance, the Applicable
              -----------------
Margin shall be as set forth in a certificate of the chief financial officer of the Borrowers delivered to the Administrative Agent based upon the Applicable Margin Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrowers to the Administrative Agent and each Bank for the fiscal quarter most recently ended as follows:

                      Applicable Margin Ratio                    Base Rate         LIBOR Advance
                      -----------------------                 Advance Applicable     Applicable
                                                                    Margin             Margin
                                                                    ------             ------
A.    Greater than or equal to 6.00:1                               1.250%             2.250%

B.    Greater than or equal to 5.50:1, but less than 6.00: 1        1.000%             2.000%

C.    Greater than or equal to 5.00:1, but less than 5.50:1         0.750%             1.750%

D.    Greater than or equal to 4.50:1, but less than 5.00:1         0.500%             1.500%

E.    Greater than or equal to 4.00:1, but less than 4.50:1         0.250%             1.250%

F.    Greater than or equal to 3.50: 1, but less than 4.00:1        0.000%             1.000%

G.    Less than 3.50:1                                              0.000%             0.750%

Notwithstanding the foregoing, for the period from the Agreement Date through and including December 31, 1998, the Base Rate Advance Applicable Margin shall not be less than one percent (1.000%) and the LIBOR Advance Applicable Margin shall not be less than 2.000%. Changes to the Applicable Margin shall be effective (i) with respect to an increase in the Applicable Margin, as of the second (2nd) Business Day after the day on which the financial statements are required to be delivered to the Administrative Agent and the Banks pursuant to
Section 6.1 or 6.2 hereof, as the case may be; provided, however, that if such
                                               --------  -------
financial statements are not delivered to the Administrative Agent and the Banks on or before the date specified in such Section, such increase shall be effective as of the date specified in such Section for delivery of the financial statements, and (ii) with respect to a decrease in the Applicable Margin, as of the later of (A) the second (2nd) Business Day after the day on which such financial statements are required to be delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be, and (B) the date on which such financial statements are actually delivered to the Administrative Agent and the Banks. Subject to the second sentence of this Section 2.3(f), the Applicable Margin on the Agreement Date shall be based on the financial statements for the Borrowers with respect to March 31, 1998 and the Senior Debt as of the Agreement Date.

          Upon the occurrence and during the continuance of an Event of Default, the Applicable Margins shall not be subject to downward adjustment and shall automatically revert to the Applicable Margins set forth in part A of the above table until such time as such Event of Default is cured or waived.


     Section 2.4    Commitment Fees.  Commencing on the Agreement Date and of
                    ---------------
at all times thereafter, the Borrowers agree to pay, on a joint and several basis, to the Administrative Agent for the account of each of the Banks in accordance with such Bank's respective Facility B Commitment Ratio, a commitment fee on the aggregate unborrowed balance of the Facility B Commitment for each day from the Agreement Date until the Termination Date, or, if applicable, the Maturity Date, at a rate of (i) one-eighth of one percent (0.125%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of any commitment fee then payable shall also be due and payable on the Termination Date, or, if applicable, the Maturity Date.


     Section 2.5    Mandatory Commitment Reductions
                    -------------------------------

               (a)  Reduction From Facility B Excess Cash Flow.  The  Facility
                    ------------------------------------------
B Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Facility B Loans required under Section 2.7(b)(iv) hereof.

               (b)  Reduction From Permitted Asset Sales.  The Facility B
                    ------------------------------------
Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Facility B Loans required under Section 2.7(b)(iii) hereof.

               (c)  Reduction From Sale of Capital Stock and Debt Instruments.
                    ---------------------------------------------------------
The Facility B Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Facility B Loans required under Section 2.7(b)(v) hereof.

     Section 2.6    Voluntary Facility B Commitment Reductions. The Borrowers
                    ------------------------------------------
shall have the right, at any time and from time to time after the Agreement Date and prior to the Termination Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Facility B Commitment on the basis of the respective Facility B Commitment Ratios of the Banks; provided,
                                                                       --------
however, that any such partial reduction shall be made in an amount not less
-------
than $5,000,000 and in an integral multiple of $1,000,000. As of the date of cancellation or reduction set forth in such notice, the Facility B Commitment shall be permanently reduced to the amount stated in such notice for all purposes herein, and the Borrowers shall, on a joint and several basis, pay to the Administrative Agent for the Banks the amount necessary to reduce the principal amount of the Facility B Loans then outstanding under the Facility B Commitment to not more than the amount of the Facility B Commitment as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced.

     Section 2.7    Prepayments and Repayments.
                    --------------------------

               (a)  Prepayment. The principal amount of any Base Rate Advance
                    ----------
may be prepaid in full or ratably in part at any time, without premium or penalty and without regard to the Payment Date for such Advance. LIBOR Advances may be prepaid prior to the applicable Payment Date, upon two (2) Business Days' prior written notice, or telephonic notice followed immediately by written notice, to the Administrative Agent; provided, however, that the Borrowers
                                     --------  -------
shall, jointly and severally, reimburse the Banks and the Administrative Agent, on the earlier of demand by the applicable Bank or the Termination Date, or, if applicable, the Maturity Date, for any loss or out-of-pocket expense incurred by any Bank or the Administrative Agent in connection with such prepayment, as set forth in Section 2.10 hereof; provided further, however, that either Borrower's
                              -------- -------  -------
failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. Any prepayment hereunder shall be in amounts of not less than $1,000,000 and in an integral multiple thereof. Amounts prepaid pursuant to this Section 2.7(a) may be reborrowed, subject to the terms and conditions hereof. Amounts prepaid shall be paid together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced.

               (b)  Repayments.  The Borrowers shall repay the Facility B
                    ----------
Loans, on a joint and several basis, as follows:

               (i)  Scheduled Repayments of the Facility B Loans.  If the
                    --------------------------------------------
     Facility B Loans have been converted to term loans pursuant to Section 2.14 hereof, then commencing June 30, 2001, the principal balance of the Facility B Loans outstanding on June 29, 2001 shall be repaid in consecutive quarterly installments on June 30th, September 30th, December 31st and March 31st of each year until paid in full in such amounts as follows:

                                                  Percentage of Principal
                                              of Facility B Loans Outstanding
                                                  on June 29, 2001 Due on
          Repayment Dates                         Last Day of Each Quarter
          ---------------                         ------------------------

     June 30, 2001, September 30, 2001
     and December 31, 2001                                  2.500%

     March 31, 2002, June 30, 2002,
     September 30, 2002 and December 31, 2002               3.125%

     March 31, 2003, June 30, 2003,
     September 30, 2003 and December 31, 2003               3.750%

     March 31, 2004, June 30, 2004,
     September 30, 2004 and December 31, 2004               5.000%

     March 31, 2005, June 30, 2005,
     September 30, 2005 and December 31, 2005               5.625%

     March 31, 2006, June 30, 2006                         11.250%


          (ii)   Facility B Loans in Excess of Facility B Commitment.  If, at
                 ---------------------------------------------------
     any time, the amount of the Facility B Loans shall exceed the Facility B Commitment, the Borrowers shall, on such date and subject to Section 2.10 hereof, make a repayment of the principal amount of the Facility B Loans in an amount equal to such excess, together with any accrued interest and fees with respect thereto.

          (iii)  Permitted Asset Sales.  At any time after the aggregate
                 ---------------------
     Unreinvested Net Proceeds from all assets sales during the term of this Agreement exceeds $5,000,000, on the Business Day following the date of receipt by either Borrower or any Restricted Subsidiary of the Net Proceeds of any asset sale, the Facility B Loans shall be repaid in an amount equal to, in the aggregate, any Facility B Net Proceeds; provided, however, that
                                                        --------  -------
     either Borrower may notify the Administrative Agent in writing that it intends to use any or all of such Facility B Net Proceeds to acquire fixed or capital assets permitted by Section 7.6 hereof or for the construction of new towers within twelve (12) months of the date of receipt of such Facility B Net Proceeds, in which case, the reduction in the Facility B Loans which is otherwise required under this Section 2.7(b)(iii) up to the amount of the Facility B Net Proceeds intended to be used need not be made, but if all or part of such Facility B Net Proceeds are not used or irrevocably committed to be used within such twelve (12) month period, the Facility B Loans shall be permanently reduced by an amount equal to the portion of such Facility B Net Proceeds not so used or committed to be used on the earlier of (i) the first day following the end of such twelve (12) month period, the Facility B Loans shall be permanently reduced by an amount equal to the portion of such Facility B Net Proceeds not so used or committed to be used on the earlier of (i) the first day following the end of such twelve (12) month period and (ii) the date on which the Borrowers have reasonably determined that such portion of the Facility B Net Proceeds shall not be so used or committed to be used. Accrued interest on the principal amount of the Facility B Loans being prepaid pursuant to this
     Section 2.7(b)(iii) to the date of such prepayment will be paid by the Borrowers concurrently with such principal prepayment.

          (iv)    Facility B Excess Cash Flow. If the Facility B Loans have been
                  ---------------------------
     converted to term loans pursuant to Section 2.14 hereof, then on or prior to April 15, 2002 and on or prior to each April 15th thereafter during the term of this Agreement, the Facility B Loans shall be repaid in an amount equal to, in the aggregate, the Facility B Excess Cash Flow for the fiscal year ended on the immediately preceding December 31st. Accrued interest on the principal amount of the Facility B Loans being prepaid pursuant to this Section 2.7(b)(iv) to the date of such prepayment will be paid by the Borrowers concurrently with such principal prepayment.

          (v)     Sale of Capital Stock and Debt Instruments.  On the Business
                  ------------------------------------------
     Day following the date of receipt by the Parent, either Borrower or any Restricted Subsidiary of any Facility B Capital Raise Proceeds, the Facility B Loan shall be repaid in an amount equal to, in the aggregate, the Facility B Capital Raise Proceeds. Accrued interest on the principal amount of the Facility B Loans being prepaid pursuant to this Section 2.7(b)(v) to the date of such prepayment will be paid by the Borrowers concurrently with such principal prepayment.

          (vi)    Termination Date or Maturity Date.  In addition to the
                  ---------------------------------
     foregoing, a final payment of all Obligations then outstanding shall be due and payable on the Termination Date, or, if applicable, the Maturity Date.

     Section 2.8  Facility B Notes; Loan Accounts.
                  -------------------------------

(a) The Facility B Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Facility B Notes. One
(1) Facility B Note shall be payable to the order of each Bank, in accordance with such Bank's respective Commitment Ratio. The Facility B Notes shall be issued on a joint and several basis by the Borrowers to the Banks and shall be duly executed and delivered by one or more Authorized Signatories. Any Bank (i) which is not a U.S. Person (a "Non-U.S. Bank") and (ii) which could become
                               -------------
completely exempt from withholding of United States Federal income taxes in respect of payment of any obligations due to such Bank hereunder relating to any of its Facility B Loans if such Facility B Loans were in registered form for United States Federal income tax purposes may request the Borrowers (through the Administrative Agent), and the Borrowers agree thereupon, to register such Facility B Loans as provided in Section 11.5(g) hereof and to issue to such Bank Facility B Notes evidencing such Facility B Loans as Registered Notes or to exchange Facility B Notes evidencing such Facility B Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Facility B Notes that are not in registered form.

          (b) Each Bank may open and maintain on its books in the name of the Borrowers a loan account with respect to its portion of the Facility B Loans and interest thereon. Each Bank which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Facility B Loans. The records of a Bank with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Facility B Loans and accrued interest thereon absent manifest error, but the failure of any Bank to make any such notations or any error or mistake in such notations shall not affect the Borrowers' repayment obligations with respect to such Facility B Loans.

          Section 2.9  Manner of Payment.
                       -----------------

          (a) Each payment (including, without limitation, any prepayment) by the Borrowers on account of the principal of or interest on the Facility B Loans, commitment fees and any other amount owed to the Banks or the Administrative Agent or any of them under this Agreement or the Facility B Notes shall be made not later than 1:00 p.m. (New York, New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Banks or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (New York, New York time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Bank or Banks hereunder prior to 1:00 p.m. (New York, New York time) on any Business Day shall be deemed to constitute receipt by such Bank or Banks on such Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly, but no later than the close of business on the date such payment is deemed received, thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from the Borrowers as and when due, the Administrative Agent will promptly notify the Banks accordingly. In the event that the Administrative Agent shall fail to make distribution to any Bank as required under this Section 2.9, the Administrative Agent agrees to pay such Bank interest from the date such payment was due until paid at the Federal Funds Rate.

          (b) The Borrowers agree to pay, on a joint and several basis, principal, interest, fees and all other amounts due hereunder or under the Facility B Notes without set-off or counterclaim or any deduction whatsoever.

          (c)  Prior to the acceleration of the Facility B Loans under Section
8.2 hereof, if some but less than all amounts due from the Borrowers are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Banks: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent or the Banks, or any of them; (ii) to the payment of interest then due and payable on the Facility B Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent or the Banks, or any of them, hereunder or under the Facility B Notes or any other Loan Document; and (iv) to the payment of principal then due and payable on the Facility B Loans.

          (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

          (e) Each Registered Noteholder (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrowers (with a copy to the Administrative Agent) prior to or at the time it becomes a Registered Noteholder, a Form 1001, 4224 or W-8 (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America), together with an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrowers (with a copy to the Administrative Agent) if at any time, such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to make the certification made in such certificate to the Borrowers (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes).

     Section 2.10   Reimbursement.
                    -------------

          (a) Whenever any Bank shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (i) failure by either Borrower to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of each Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), or (ii) prepayment (or failure to prepay after giving notice thereof) of any LIBOR Advance in whole or in part for any reason, the Borrowers agree to pay, on a joint and several basis, to such Bank, upon such Bank's demand, an amount sufficient to compensate such Bank for all such losses and out-of-pocket expenses. Such Bank's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct absent manifest error.

          (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, lost margins, expenses incurred by any Bank or any participant of such Bank permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable whether the Maturity Date is changed by virtue of an amendment hereto (unless such amendment expressly waives such payment) or as a result of acceleration of the Facility B Loans.


     Section 2.11   Pro Rata Treatment.
                    ------------------

          (a)       Advances.  Each Advance from the Banks hereunder shall be
                    --------
made pro rata on the basis of the respective Facility B Commitment Ratios of the Banks.

          (b)       Payments.  Each payment and prepayment of principal of the
                    --------
Facility B Loans, and, except as provided in Section 2.2(e) hereof and Article 10 hereof, each payment of interest on the Facility B Loans, shall be made to the Banks pro rata on the basis of their respective unpaid principal amounts outstanding under the Facility B Notes immediately prior to such payment or prepayment. If any Bank shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Facility B Loans in excess of its ratable share of the Facility B Loans under its Facility B Commitment Ratio, such Bank shall forthwith purchase from the other Banks such participations in the portion of the Facility B Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess
              --------  -------
payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery. The Borrowers agree that any Bank so purchasing a participation from another Bank pursuant to this Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including, without limitation, the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation.

     Section 2.12   Capital Adequacy.  If after the date hereof, the adoption of
                    ----------------
any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank (or the bank holding company of such Bank) with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Bank's capital as a consequence of its obligations hereunder with respect to the Facility B Loans and the Facility B Commitment to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Bank's (or the bank holding company of such Bank) capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Bank to be material, then, upon demand by such Bank, the Borrowers shall promptly pay, on a joint and several basis, to such Bank such additional amounts as shall be sufficient to compensate such Bank for such reduced return, together with interest on such amount from the fourth
(4th) Business Day after the date of demand or the Termination Date, or, if applicable, the Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Bank setting forth the amount to be paid to such Bank by the Borrowers as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

     Section 2.13   Bank Tax Forms.  On or prior to the Agreement Date and on or
                    --------------
prior to the first Business Day of each calendar year thereafter, each Bank which is organized in a jurisdiction other than the United States shall provide each of the Administrative Agent and the Borrowers (a), if such Bank is a "bank" under Section 881(c)(3)(A) of the Code, with a properly executed originals of Forms 4224 or 1001 (or any successor form) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrowers and the Administrative Agent, and properly executed Internal Revenue Service Forms W-8 or W-9, as the case may be, certifying (i) as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Facility B Notes or (ii) that all payments to be made to such Bank hereunder and under the Facility B Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or
(b) if such Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Bank delivers a Form W-8, a certificate representing that such Bank is not a bank for purposes of Section 881(c) of the Code, is not a ten-percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code and is not a controlled foreign corporation related to the Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Bank, indicating that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes as permitted by the Code. Each such Bank agrees to provide the Administrative Agent and the Borrowers with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrowers.

     Section 2.14   Conversion of Facility B Loans to Term Loans.  Borrowers
                    --------------------------------------------
shall have the option to convert the Facility B Loans outstanding on the Termination Date to a term loan maturing no later than a date corresponding with the then-effective Maturity Date, subject to and on the terms and conditions set forth below:

               (a)  No sooner than ninety (90) days (and not later than fifteen
(15) days preceding the Termination Date, the requesting Borrower shall deliver to the Administrative Agent a Term Conversion Request in substantially the form of Exhibit N ("Term Loan Conversion Notice"), which, among other things, shall
   ---------
(i) specify such Borrower's election to make such conversion to a term loan,
(ii) specify the date on which such conversion shall occur (the "Term Conversion Date"), and (iii) specify whether such Loans shall be Base Rate Loans or LIBOR Loans and the Interest Periods therefor (if applicable) on the Term Conversion Date;

               (b) No Default or Event of Default shall exist on either the date such Term Conversion Request is delivered or on the Term Conversion Date; and no Default or Event of Default shall exist after giving effect to such conversion; and

               (c) On or prior to the Term Conversion Date, the Borrowers shall have obtained all Necessary Authorizations for such extension of loan maturity effected by the term loan conversion, except to the extent that the failure to so obtain such Necessary Authorizations could not be reasonably likely to result in a Materially Adverse Effect and the Borrowers shall have delivered to the Administrative Agent evidence of such Necessary Authorizations as the Administrative Agent or its counsel may reasonably request.

                        ARTICLE 3 Conditions Precedent

     Section 3.1    Conditions Precedent to Effectiveness of this Agreement.
                    --------------------------------------------------------
The effectiveness of this Agreement is subject to the prior or contemporaneous fulfillment of each of the following conditions:

               (a) The Administrative Agent and the Banks shall have received each of the following:

                    (i)  this Agreement duly executed;

                    (ii) the loan certificate of ATS dated as of the Agreement Date, in substantially the form attached hereto as Exhibit O, including a
                                                        ---------
     certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Formation and Limited Partnership and Agreement of Limited Partnership of ATS as in effect on the Agreement Date, (B) certificates of good standing for ATS issued by the Secretary of State or similar state official for the state of formation of ATS and for each state in which ATS is required to qualify to do business and (C) a true, complete and correct copy of the corporate resolutions of the general partner of ATS authorizing ATS to execute, deliver and perform this Agreement and the other Loan Documents;

               (iii) the loan certificate of ATS (Delaware) dated as of the Agreement Date, in substantially the form attached hereto as Exhibit P,
                                                                  ---------
     including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of ATS (Delaware) as in effect on the Agreement Date, (B) certificates of good standing for ATS (Delaware) issued by the Secretary of State or similar state official for the state of incorporation of ATS (Delaware) and for each state in which ATS (Delaware) is required to qualify to do business, (C) a true, complete and correct copy of the corporate resolutions of ATS (Delaware) authorizing ATS (Delaware) to execute, deliver and perform this Agreement and the other Loan Documents, and (D) a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the stock of ATS (Delaware);

               (iv) the loan certificate of the Parent dated as of the Agreement Date, in substantially the form attached hereto as Exhibit Q,
                                                                  ---------
     including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of the Parent as in effect on the Agreement Date, (B) certificates of good standing for the Parent issued by the Secretary of State or similar state official for the state of incorporation of the Parent and for each state in which the Parent is required to qualify to do business, (C) a true, complete and correct copy of the corporate resolutions of the Parent authorizing the Parent to execute, deliver and perform the Loan Documents to which it is a party, and (D) a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the stock of the Parent;

               (v)    duly executed Facility B Notes;

               (vi)   duly executed Security Documents;

               (vii) copies of insurance binders or certificates covering the assets of the Borrowers and the Restricted Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof, together with copies of the underlying insurance policies;

               (viii) legal opinion of Sullivan & Worcester LLP, counsel to the Borrowers, addressed to each Bank and the Administrative Agent and dated as of the Agreement Date;

               (ix) duly executed Certificate of Financial Condition for the Borrowers and the Restricted Subsidiaries on a consolidated and consolidating basis, given by the chief financial officer of ATS (Delaware);

               (x) copies of the most recent quarterly financial statements of the Borrowers and the Restricted Subsidiaries provided to each Bank and the Administrative Agent, certified by the chief financial officer of ATS (Delaware);

               (xi)   duly executed Intercreditor Agreement;

               (xii) delivery to the Collateral Agent of all possessory collateral, including, without limitation, any pledged notes or pledged stock; and

               (xiii) all such other documents as the Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

          (b) The Administrative Agent and the Banks shall have received evidence satisfactory to them that all Necessary Authorizations, other than Necessary Authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect, including all necessary consents to the closing of this Agreement, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrowers, threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

          (c) The Borrowers shall certify to the Administrative Agent and the Banks that each of the representations and warranties in Article 4 hereof are true and correct in all material respects as of the Agreement Date, that no Default or Event of Default then exists or is continuing and that no material adverse change has occurred in the financial condition, business operations, prospects or properties of the Borrowers and the Restricted Subsidiaries, on a consolidated basis, since the most recent fiscal year end and fiscal quarter end, it being understood that the Separation Obligations shall not be deemed to be such a material adverse change.

          (d) The Borrowers shall have paid to the Administrative Agent for the account of each Bank the facility fees set forth in those letter agreements dated the Agreement Date in favor of each Bank and any and all fees payable by the Borrowers under the Prior Loan Agreement.

          (e) The Administrative Agent and the Banks shall have received evidence satisfactory to them that all conditions precedent to the effectiveness of the ATS Facility A

Loan Agreement and the Parent Loan Agreement have been satisfied (other than the provision comparable to this provision) and that the ATS Facility A Loan Agreement and the Parent Loan Agreement have been duly executed.

          (f) The Administrative Agent and the Banks shall have received, in form and substance satisfactory to them, evidence that the Parent has received commitments to fund with equity, or has received equity proceeds to pay, one hundred percent (100%) of the tax liabilities that are a part of the Separation Obligations, to the extent such tax liabilities have not been paid.

     Section 3.2  Conditions Precedent to Each Advance.  The obligation of the
                  ------------------------------------
Banks to make each Advance on or after the Agreement Date is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

          (a) All of the representations and warranties of the Borrowers under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Banks in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

          (b) With respect to Advances which, if funded, would increase the aggregate principal amount of Facility B Loans outstanding hereunder, the Administrative Agent shall have received a duly executed Request for Advance;

          (c) The Administrative Agent and the Banks shall have received all such other certificates, reports, statements, opinions of counsel (if such Advance is in connection with an Acquisition) or other documents as the Administrative Agent or any Bank may reasonably request; and

          (d) With respect to any Advance relating to any Acquisition or the formation of any Restricted Subsidiary which is permitted hereunder, the Administrative Agent and the Banks shall have received such documents and instruments relating to such Acquisition or formation of a new Restricted Subsidiary as are described in Section 5.13 hereof or otherwise required herein.

                   ARTICLE 4  Representations and Warranties

     Section 4.1  Representations and Warranties.  The Borrowers hereby agree,
                  ------------------------------
represent and warrant, upon the Agreement Date and on the date of each Advance, in favor of the Administrative Agent and each Bank that:

          (a) Organization; Ownership; Power; Qualification.  ATS is a limited
              ---------------------------------------------
partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and ATS (Delaware) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Borrower has the power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. Except as set forth on Schedule 5 attached hereto, each Restricted Subsidiary is a
             ----------
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. The Borrowers and the Restricted Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except where failure to be so qualified, in the aggregate, could not reasonably be expected to have a Materially Adverse Effect.

          (b) Authorization; Enforceability.  ATS has the partnership power and
              -----------------------------
ATS (Delaware) has the corporate power and each has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrowers and is, and each of the other Loan Documents to which the Borrowers are parties is, a legal, valid and binding obligation of each Borrower and enforceable against each Borrower in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

          (c) Subsidiaries: Authorization; Enforceability.  The Restricted
              -------------------------------------------
Subsidiaries and the direct and indirect ownership thereof by ATS and ATS (Delaware) as of the Agreement Date are as set forth on Schedule 2 attached
                                                        ----------
hereto, and, to the extent such Restricted Subsidiaries are corporations, ATS and ATS (Delaware), as the case may be, have, subject to the provisions of the Security Documents, the unrestricted right to vote the issued and outstanding shares of each directly owned Restricted Subsidiary shown thereon and such shares of such Restricted Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Restricted Subsidiary that is a corporation has the corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Restricted Subsidiary is party is a legal, valid and binding obligation of such Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity. The ownership interest in each of the Restricted Subsidiaries represents a direct or indirect controlling interest by ATS or ATS (Delaware) of such Restricted Subsidiary for purposes of directing or causing the direction of the management and policies of each Restricted Subsidiary.

          (d) Compliance with Other Loan Documents and Contemplated
              -----------------------------------------------------
Transactions.  The execution, delivery and performance, in accordance with their
------------
respective terms, by the Borrowers of this Agreement and the Facility B Notes, and by the Borrowers and the Restricted Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting either Borrower or any Restricted Subsidiary, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or partnership agreements, as the case may be, as amended, of either Borrower or of any Restricted Subsidiary, or under any material indenture, agreement, or other instrument, including without limitation the Licenses, to which either Borrower or any Restricted Subsidiary is a party or by which any of them or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by either Borrower or any Restricted Subsidiary, except for Permitted Liens.

          (e) Business.  The Borrowers, together with their Subsidiaries, are
              --------
engaged in the business of owning, constructing, managing, operating, and investing in communications tower facilities and in the video, voice and data transmission business.

          (f) Licenses, etc.  The Licenses have been duly issued and are in full
              --------------
force and effect. The Borrowers and the Restricted Subsidiaries are in compliance in all material respects with all of the provisions thereof. The Borrowers and the Restricted Subsidiaries have secured all Necessary Authorizations, except for such Necessary Authorizations the failure of which to secure would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect, and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the best of either Borrower's knowledge, threatened revocation which, if determined adversely to either Borrower or any Restricted Subsidiary would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect.

          (g) Compliance with Law.  The Borrowers and the Restricted
              -------------------
Subsidiaries are in compliance with all Applicable Law, except where the failure to be in compliance would not individually or in the aggregate have a Materially Adverse Effect.

          (h) Title to Assets.  As of the Agreement Date, the Borrowers and the
              ---------------
Restricted Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all of their respective assets, except for such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Materially Adverse Effect. None of the properties or assets of either Borrower or any of the Restricted Subsidiaries is subject to any Liens, except for Permitted Liens and Liens under the Prior Loan Agreement and related documents. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names either Borrower or any Restricted Subsidiary as debtor or which covers or purports to cover any of the assets of either Borrower or any Restricted Subsidiary is currently effective and on file in any state or other jurisdiction, other than such financing statements, if any, as to which the obligations secured thereby have been repaid in their entirety, and neither Borrower nor any Restricted Subsidiary has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing other than the Prior Loan Agreement and related documents.

          (i) Litigation.  As of the Agreement Date, there is no action, suit,
              ----------
proceeding or investigation pending against, or, to the knowledge of the Borrowers, threatened against or in any other manner relating adversely to, either Borrower or any Restricted Subsidiary or any of their respective properties, including without limitation the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including, without limitation, the FCC) except as set forth on Schedule 6 attached hereto
                                                    ----------
(as such schedule may be updated from time to time). No such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to either Borrower or any Restricted Subsidiary, would have a Materially Adverse Effect.

          (j) Taxes.  All federal, state and other tax returns of the Borrowers
              -----
and each Restricted Subsidiary required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by either Borrower or any Restricted Subsidiary or imposed upon either Borrower or any Restricted Subsidiary or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (x) the payment of which either Borrower or any Restricted Subsidiary is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of such Person, and (z) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced, or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of each Borrower and each of the Restricted Subsidiaries in respect of taxes are, in the judgment of the Borrowers, adequate.

          (k) Financial Statements.  The Borrowers have furnished or caused to
              --------------------
be furnished to the Administrative Agent and the Banks as of the Agreement Date, the audited financial statements for the Parent and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1997, and unaudited financial statements for the Parent and the Restricted Subsidiaries for the fiscal quarter ended March 31, 1998, all of which have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrowers and the Restricted Subsidiaries on a consolidated basis, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). Neither Borrower nor any of the Restricted Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement.

          (l) No Material Adverse Change.  There has occurred no event since
              --------------------------
December 31, 1997 which has or which could reasonably be expected to have a Materially Adverse Effect other than the Separation Obligations.

          (m) ERISA. Each Borrower and each Restricted Subsidiary and each of
              -----
their respective Plans are in compliance with ERISA and the Code, except to the extent that the failure to so comply could not reasonably be expected to have a Materially Adverse Effect, and neither Borrower nor any of their ERISA Affiliates, including their Subsidiaries, has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrowers, each of their Restricted Subsidiaries, and each other ERISA Affiliate have complied in all material respects with all requirements of ERISA. Neither Borrower nor any of its Restricted Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in such Person's employee handbook and memoranda to employees. Neither Borrower nor any of its ERISA Affiliates, including their Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of either Borrower or any Restricted Subsidiary, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by
Section 502 of ERISA or Section 4975 of the Code. Neither Borrower nor any of its ERISA Affiliates, including their Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

          (n) Compliance with Regulations T, U and X.  Neither Borrower nor any
              --------------------------------------
of the Restricted Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and neither Borrower nor any Restricted Subsidiary owns or presently intends to acquire, any "margin security" or "margin stock" as defined in Regulations T, U, and X (12 C.F.R. Parts 220, 221 and 224) (the "Regulations") of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Facility B Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of the Regulations. Neither Borrower has taken, caused or authorized to be taken, and will not take any action which might cause this Agreement or the Notes to violate any of the Regulations or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrowers will furnish the Administrative Agent with
(i) a statement or statements in conformity with the requirements of Federal Reserve Form U-I referred to in Regulation U of the Board of Governors of the Federal Reserve System and (ii) other documents evidencing its compliance with the margin regulations, reasonably requested by the Administrative Agent. Neither the making of the Facility B Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of any of the Regulations.

          (o) Investment Company Act.  Neither Borrower nor any of the
              ----------------------
Restricted Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrowers and the Restricted Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

          (p) Governmental Regulation.  Neither Borrower nor any of the
              -----------------------
Restricted Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document. Neither Borrower nor any Restricted Subsidiary is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document, other than filing of appropriate UCC financing statements.

          (q) Absence of Default, Etc.  The Borrower and the Restricted
              ------------------------
Subsidiaries are in compliance in all respects with all of the provisions of their respective partnership agreements, Certificates or Articles of Incorporation and By-Laws, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by either Borrower or any Restricted Subsidiary under any indenture, agreement or other instrument relating to Indebtedness of such Person in the amount of $1,000,000 or more in the aggregate, any material License, or any judgment, decree or order to which either Borrower or any Restricted Subsidiary is a party or by which either Borrower or any Restricted Subsidiary or any of its respective properties may be bound or affected.

          (r) Accuracy and Completeness of Information.  All information,
              ----------------------------------------
reports, prospectuses and other papers and data relating to the Borrowers or any Restricted Subsidiary and furnished by or on behalf of the Borrowers or any Restricted Subsidiary to the Administrative Agent or the Banks, taken as a whole, were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Banks true and accurate knowledge of the subject matter, and all projections, consisting of a statement of operating statistics, an income statement summary, a debt repayment schedule and pro forma compliance calculations (the "Projections") (i) disclose all assumptions made with respect to costs, general
------------
economic conditions, and financial and market conditions formulating the Projections; (ii) are based on reasonable estimates and assumptions; and (iii) reflect, as of the date prepared, and continue to reflect, as of the date hereof, the reasonable estimate of the Borrowers of the results of operations and other information projected therein for the periods covered thereby.

          (s) Agreements with Affiliates.  Except for agreements or arrangements
              --------------------------
with Affiliates wherein the Borrowers or one or more of the Restricted Subsidiaries provides services to or receives services from such Affiliates for fair consideration or which are set forth on Schedule 7 attached hereto, neither
                                             ----------
Borrower nor any Restricted Subsidiary has (i) any written agreements or binding arrangements of any kind with any Affiliate or (ii) any management or consulting agreements of any kind with any Affiliate, other than (x) those among the Borrowers and the Restricted Subsidiaries and/or the Parent, and (y) employment arrangements with executive officers, including, without limitation, stock option grants of the Parent.

          (t) Payment of Wages.  Each Borrower and each Restricted Subsidiary is
              ----------------
in compliance with the Fair Labor Standards Act, as amended, in all material respects, and to the knowledge of the Borrowers and each Restricted Subsidiary, such Persons have paid all minimum and overtime wages required by law to be paid to their respective employees.

          (u) Priority.  The Security Interest is a valid and, upon filing of
              --------
appropriate UCC financing statements and/or mortgages, will be a perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Banks, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of either Borrower or any of the Restricted Subsidiaries, as the case may be).

          (v) Indebtedness.  Except as shown on the financial statements of the
              ------------
Parent for the fiscal quarter ended March 31, 1998, or as described on Schedule
                                                                       --------
8 attached hereto, none of the Parent, either Borrower, nor any of the
-
Restricted Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advances hereunder on the Agreement Date, any Indebtedness for Money Borrowed.

          (w) Solvency.  As of the Agreement Date and after giving effect to the
              --------
transactions contemplated by the Loan Documents (i) the property of the Borrowers, at a fair valuation, will exceed their debt; (ii) the capital of the Borrowers will not be unreasonably small to conduct their business; (iii) the Borrowers will not have incurred debts, or have intended to incur debts, beyond their ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrowers will be greater than the amount that will be required to pay their probable liabilities (including debts) as they become absolute and matured. For purposes of this Section, "debt" means
                                                                  ----
any liability on a claim, and "claim" means (i) the right to payment, whether or
                               -----
not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

          (x)   Year 2000 Compliance.

          (i) The Borrowers have (1) begun analyzing the operations of the Borrowers and their Subsidiaries that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and (2) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. The Borrowers reasonably believe that they will become Year 2000 compliant for their operations and those of their Subsidiaries on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

          (ii) The Borrowers reasonably believe any suppliers and vendors that are material to the operations of the Borrowers or their Subsidiaries will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

          (iii) The Borrowers will promptly notify the Administrative Agent and the Banks in the event the Borrowers determine that any computer application which is material to the operations of the Borrowers, their Subsidiaries or any of their material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Materially Adverse Effect.

     Section 4.2  Survival of Representations and Warranties, Etc.  All
                  ------------------------------------------------
representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct in all material respects, at and as of the Agreement Date and on the date of each Advance except to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Banks and the Administrative Agent, any investigation or inquiry by any Bank or the Administrative Agent, or the making of any Advance under this Agreement.


                          ARTICLE 5 General Covenants

     So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise consent in writing:

     Section 5.1  Preservation of Existence and Similar Matters.  Except as
                  ---------------------------------------------
permitted under Section 7.4 hereof, the Borrowers will, and will cause each of the Restricted Subsidiaries to:

          (a) preserve and maintain its existence, and its material rights, franchises, licenses and privileges in the state of its incorporation, including, without limiting the foregoing, the Licenses and all other Necessary Authorizations, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; and

          (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for such failure to so qualify and be so authorized as could not reasonably be expected to have a Materially Adverse Effect.

     Section 5.2  Business; Compliance with Applicable Law.  The Borrowers will,
                  ----------------------------------------
and will cause each of the Restricted Subsidiaries to, (a) engage in the business of owning, constructing, managing, operating and investing in communications tower facilities and related businesses and not engage in any unrelated activities, and (b) comply in all material respects with the requirements of all Applicable Law.

     Section 5.3  Maintenance of Properties.  The Borrowers will, and will cause
                  -------------------------
each of the Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

     Section 5.4  Accounting Methods and Financial Records.  The Borrowers will,
                  ----------------------------------------
and will cause each of the Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP, and keep accurate and complete records of their respective properties and assets. The Borrowers and the Restricted Subsidiaries will maintain a fiscal year ending on December 31.

     Section 5.5  Insurance.  The Borrowers will, and will cause each of the
                  ---------
Restricted Subsidiaries to:

          (a) Maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrowers and each Restricted Subsidiary as is prudent for similarly situated companies engaged in the communications tower industry.

          (b) Keep their respective assets insured by insurers on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for the communications tower management and operation industry and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrowers and the Restricted Subsidiaries.

          (c) Require that each insurance policy provide for at least thirty
(30) days' prior written notice to the Collateral Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Collateral Agent as an additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

     Section 5.6  Payment of Taxes and Claims.  The Borrowers will, and will
                  ---------------------------
cause each Restricted Subsidiary to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; provided, however, that no such tax, assessment, charge, levy or
            --------  -------
claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrowers will, and will cause each Restricted Subsidiary to, timely file all information returns required by federal, state or local tax authorities.

     Section 5.7  Compliance with ERISA.
                  ---------------------

          (a) The Borrowers shall, and shall cause their Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of Section 412(a) of the Code, whether or not waived, and will otherwise comply with the requirements of the Code and ERISA with respect to the operation of all Plans, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

          (b) The Borrowers shall, and shall cause their Subsidiaries to, comply in all respects with the requirements of ERISA with respect to any Plans subject to the requirements thereof, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

          (c) The Borrowers shall furnish to the Administrative Agent (i) within 30 days after any officer of ATS (Delaware) or ATSC GP obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan of either Borrower or their ERISA Affiliates, including their Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than a Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to a Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice either Borrower, any of its Subsidiaries or any of their ERISA Affiliates or the sponsor of any Plan receives from PBGC or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by either Borrower or any of its ERISA Affiliates, including their Subsidiaries, and (iv) promptly upon the Administrative Agent's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.

          (d) The Borrowers will promptly notify the Administrative Agent of any excise taxes which have been assessed or which either Borrower, any of its Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against either Borrower, any of its Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of either Borrower or its ERISA Affiliates, including its Subsidiaries.

          (e) Within the time required for notice to the PBGC under Section 302(f)(4)(A) of ERISA, the Borrowers will notify the Administrative Agent of any lien arising under Section 302(f) of ERISA in favor of any Plan of either Borrower or its ERISA Affiliates, including its Subsidiaries.

          (f) The Borrowers will not, and will not permit any of their Subsidiaries or any of their ERISA Affiliates, to take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject either Borrower, any of its Subsidiaries, or any of its ERISA Affiliates to any tax, penalty, or other liabilities which could have a Materially Adverse Effect:

               (i) engage in any transaction in connection with which either Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

               (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of either Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

               (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan, either Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of
     Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

               (iv) permit the present value of all benefit liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with
     Section 412 of the Code.

     Section 5.8   Visits and Inspections.  The Borrowers will, and will cause
                   ----------------------
each Restricted Subsidiary to, permit representatives of the Administrative Agent and any of the Banks, upon reasonable notice, to (a) visit and inspect the properties of the Borrowers or any Restricted Subsidiary during business hours,
(b) inspect and make extracts from and copies of their respective books and records, and (c) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrowers and each Restricted Subsidiary will also permit representatives of the Administrative Agent and any of the Banks to discuss with their respective accountants the businesses, assets, liabilities, financial positions, results of operations and business prospects of such Person.

     Section 5.9   Payment of Indebtedness; Facility B Loans.  Subject to any
                   -----------------------------------------
provisions herein or in any other Loan Document, the Borrowers will, and will cause each Restricted Subsidiary to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

     Section 5.10  Use of Proceeds.  The Borrowers will use the aggregate
                   ---------------
proceeds of all Advances under the Facility B Loans directly or indirectly:

          (a) to refinance the Indebtedness for Money Borrowed as set forth on
Schedule 8 attached hereto;
----------

          (b) to fund Acquisitions and Investments (including, without limitation, investments in Unrestricted Subsidiaries) permitted under Section
7.6 hereof;

          (c) to fund Capital Expenditures; and

          (d) for working capital needs and other general corporate purposes of the Borrowers and the Restricted Subsidiaries, including, without limitation, the fees and expenses incurred in connection with the execution and delivery of this Agreement, to make advances to the Parent to fund the Separation Obligations (other than the tax portion of the Separation Obligation), and other costs associated with transactions contemplated by this Agreement, in each case, which do not otherwise conflict with this Section 5.10.

No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of the Regulations.

     Section 5.11  Indemnity.  The Borrowers jointly and severally agree to
                   ---------
indemnify and hold harmless each Bank, the Administrative Agent, and each of their respective affiliates, employees, representatives, shareholders, officers and directors (any of the foregoing shall be an "Indemnitee") from and against
                                                 ----------
any and all claims, liabilities, losses, damages, actions, reasonable attorneys' fees and expenses (as such fees and expenses are incurred) and demands by any party, including the costs of investigating and defending such claims, whether or not either Borrower, any Restricted Subsidiary or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by either Borrower or any Restricted Subsidiary of any representation or warranty made hereunder or under any Loan Document; or (b) otherwise arising out of (i) the Facility B Commitment or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Facility B Loans hereunder in any fashion by either Borrower or the performance of their respective obligations under the Loan Documents by either Borrower or any Restricted Subsidiary, (ii) allegations of any participation by the Banks, the Administrative Agent, or any of them, in the affairs of either Borrower or any of its Subsidiaries, or allegations that any of them has any joint liability with either Borrower or any of its Restricted Subsidiaries for any reason, (iii) any claims against the Banks, the Administrative Agent, or any of them, by any shareholder or other investor in or lender to either Borrower or any of the Restricted Subsidiaries, by any brokers or finders or investment advisers or investment bankers retained by either Borrower or by any other third party, arising out of the Facility B Commitment or otherwise under this Agreement; or (c) in connection with taxes (not including federal or state income or franchise taxes or other taxes based solely upon the revenues or income of such Persons), fees, and other charges payable in connection with the Facility B Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof, unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non-appealable judicial order. The obligations of the Borrowers under this Section
5.11 are in addition to, and shall not otherwise limit, any liabilities which either Borrower might otherwise have in connection with any warranties or similar obligations of such Person in any other Loan Document.

     Section 5.12  Interest Rate Hedging.  Within sixty (60) days of the
                   ---------------------
Agreement Date and forty-five (45) days after each Advance, the Borrowers shall enter into (and shall at all times thereafter maintain for a period of not less than two (2) years) one or more Interest Hedge Agreements with respect to the interest obligations on not less than fifty percent (50%) of the principal amount of the Facility B Loans and loans under the Facility A Loan Agreement outstanding from time to time. Such Interest Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for an average period of at least two (2) years from the date of such Interest Hedge Agreements or, if earlier, until the Termination Date, or, if applicable, the Facility B Termination Date, or, if applicable, the Maturity Date on terms reasonably acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrowers to either the Administrative Agent or any of the Banks pursuant to any Interest Hedge Agreement and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations up to the then effective amount of the Facility B Commitments; and any Interest Hedge Agreement between either Borrower and any other Person shall be unsecured.

     Section 5.13  Covenants Regarding Formation of Restricted Subsidiaries and
                   ------------------------------------------------------------
Acquisitions; Partnership, Subsidiaries.  At the time of (i) any Acquisition
---------------------------------------
permitted hereunder, (ii) the purchase by either Borrower or any of the Restricted Subsidiaries of any interests in any Restricted or Unrestricted Subsidiary, or (iii) the formation of any new Restricted or Unrestricted Subsidiary which is permitted under this Agreement, the Borrowers will, and will cause the Restricted Subsidiaries, as appropriate, to (a) provide to the Collateral Agent an executed Subsidiary Security Agreement for any new Restricted Subsidiary, in substantially the form of Exhibit M attached hereto,
                                                    ---------
together with appropriate UCC-1 financing statements, as well as an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit K attached hereto, which shall constitute both Security
        ---------
Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit R attached hereto, together with appropriate attachments; (b) pledge to
---------
the Collateral Agent all of the stock or partnership interests (or other instruments or securities evidencing ownership) of such Restricted Subsidiary or Unrestricted Subsidiary or Person which is acquired or formed, beneficially owned by either Borrower or any Restricted Subsidiary, as the case may be, as additional Collateral for the Obligations to be held by the Collateral Agent in accordance with the terms of the Pledge Agreement or a new Subsidiary Pledge Agreement in substantially the form of Exhibit L attached hereto, and execute
                                       ---------
and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; and
(c) with respect to any Acquisition or Restricted Subsidiary, provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the Chief Financial Officer of ATS, together with a statement by such Person that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, reasonably satisfactory to the Administrative Agent which in its reasonable opinion is appropriate with respect to such Acquisition or the formation of such Subsidiary. Notwithstanding the foregoing, neither Borrower shall be required to pledge any of the stock of or other ownership interests for any Unrestricted Subsidiary which (x) was not formed or created in anticipation of the such Person's direct or indirect investment therein (other than to facilitate a transaction of the nature referred to in clause (y) following) and (y) at the time such stock or ownership interest was acquired by such Person is subject to a restriction on any such Lien (whether such restriction is in such Person's formation documents or otherwise), but shall be required to grant the Collateral Agent (for the benefit of the Banks) a Lien upon any right to receive distributions from such Unrestricted Subsidiary. Any document, agreement or instrument (other than the Projections) executed or issued pursuant to this
Section 5.13 shall be a "Loan Document" for purposes of this Agreement.

     Section 5.14  Payment of Wages.  The Borrowers shall, and shall cause each
                   ----------------
Restricted Subsidiary to, at all times comply, in all material respects, with the material requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

     Section 5.15  Further Assurances.  The Borrowers will promptly cure, or
                   ------------------
cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including, without limitation, this Agreement), resulting from any acts or failure to act by either Borrower or any of the Restricted Subsidiaries or any employee or officer thereof. The Borrowers at their expense will promptly execute and deliver to the Administrative Agent and the Banks, or cause to be executed and delivered to the Administrative Agent and the Banks, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith and as may be reasonably requested.


                        ARTICLE 6 Information Covenants

     So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks shall otherwise consent in writing, the Borrowers will furnish or cause to be furnished to each Bank and the Administrative Agent, at their respective offices:

     Section 6.1  Quarterly Financial Statements and Information  Within forty-
                  ----------------------------------------------
five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrowers, the balance sheets of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with their Unrestricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with their Unrestricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the Chief Financial Officer of ATS (Delaware) to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidated basis with the Restricted Subsidiaries and a consolidating basis with its Unrestricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.

     Section 6.2  Annual Financial Statements and Information.  Within ninety
                  -------------------------------------------
(90) days after the end of each fiscal year of the Borrowers, the audited consolidated balance sheet of the Borrowers and the Restricted Subsidiaries (and unaudited consolidating balance sheet of the Borrowers and the Unrestricted Subsidiaries) as of the end of such fiscal year and the related audited consolidated and unaudited consolidating statements of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and stockholders' equity for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of Deloitte & Touche, LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which shall be in scope and substance reasonably satisfactory to the Administrative Agent, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with the terms, covenants, provisions or conditions of Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof insofar as they relate to accounting matters.

     Section 6.3  Performance Certificates.  At the time the financial
                  ------------------------
statements are furnished pursuant to Sections 6.1 and 6.2 hereof, a certificate of the president or chief financial officer of ATS (Delaware) as to their financial performance, in substantially the form attached hereto as Exhibit S:
                                                                    ---------

          (a) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish
(i) any adjustment to the Applicable Margins, as provided for in Section 2.3(f) hereof, and (ii) whether or not the Borrowers were in compliance with the requirements of Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof;

          (b) stating that, to the best of his or her knowledge, no Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default;

          (c) containing a list of all Acquisitions, Investments, Restricted Payments and dispositions of assets from the Agreement Date through the date of such certificate, together with the total amount for each of the foregoing categories; and

          (d) setting forth the amount of distributions received from Unrestricted Subsidiaries for such period.

     Section 6.4  Copies of Other Reports.
                  -----------------------

          (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to either Borrower by its independent public accountants regarding such Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2 hereof.

          (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License from the FCC.

          (c) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrowers, or any of the Restricted Subsidiaries, as the Administrative Agent or any Bank may reasonably request.

          (d) Annually, certificates of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with copies of any new or replacement insurance policies obtained during such year.

          (e) Prior to January 31st of each year, the annual budget for the Borrowers and the Restricted Subsidiaries, including, without limitation, forecasts of the income statement, the balance sheet and a cash flow statement for such year, on a quarter by quarter basis.

          (f) Promptly after the sending thereof, copies of all statements, reports and other information which the Parent sends to public security holders of the Parent generally or files with the Securities and Exchange Commission or any national securities exchange.

     Section 6.5  Notice of Litigation and Other Matters.  Notice specifying the
                  --------------------------------------
nature and status of any of the following events, promptly, but in any event not later than fifteen

(15) days after the occurrence of any of the following events becomes known to either Borrower:

          (a) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against either Borrower or any Restricted Subsidiary, or, to the extent known to either Borrower, which could have a Materially Adverse Effect;

          (b) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of either Borrower and the Restricted Subsidiaries, taken as a whole, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect and other than changes in the industry in which either Borrower or any of the Restricted Subsidiaries operate which would not reasonably be expected to have a Materially Adverse Effect;

          (c) any material adverse amendment or change to the projections or annual budget provided to the Banks hereunder;

          (d) any Default or the occurrence or non-occurrence of any event (i) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default by either Borrower or any of the Restricted Subsidiaries under any material agreement other than this Agreement and the other Loan Documents to which either Borrower or any of the Restricted Subsidiaries is party or by which any of their respective properties may be bound, or (ii) which could have a Materially Adverse Effect, giving in each case a description thereof and specifying the action proposed to be taken with respect thereto;

          (e) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of either Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by either Borrower, any of its Subsidiaries or any ERISA Affiliate of either Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

          (f) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) hereof.

                         ARTICLE 7 Negative Covenants

     So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise give their prior consent in writing:

     Section 7.1  Indebtedness of the Borrowers and their Subsidiaries.  The
                  ----------------------------------------------------
Borrowers shall not, and shall not permit any of their Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

          (a)  the Obligations;

          (b) "Obligations" under the ATS Facility A Loan Agreement and "Obligations" under the Parent Loan Agreement;

          (c) accounts payable, accrued expenses (including, without limitation, taxes) and customer advance payments incurred in the ordinary course of business;

          (d)  Indebtedness secured by Permitted Liens;

          (e) obligations under Interest Hedge Agreements with respect to the Facility A Loans and the Facility B Loans;

          (f) Indebtedness of either Borrower or any of the Restricted Subsidiaries to either Borrower or any other Restricted Subsidiary; provided,
                                                                    --------
however, that the corresponding debt instruments are pledged to the
-------
Administrative Agent as security for the Obligations and such Indebtedness is expressly permitted pursuant to Section 7.5 hereof;

          (g)  Indebtedness incurred by any Unrestricted Subsidiary; provided,
                                                                     --------
however, that such Indebtedness is non-recourse to the Borrowers or any
-------
Restricted Subsidiary and no Lien is placed on the equity interests of the Borrowers or any Restricted Subsidiary in such Unrestricted Subsidiary;

          (h) Capitalized Lease Obligations not to exceed in the aggregate at any one time outstanding $5,000,000; and

          (i) Indebtedness of either Borrower or any of the Restricted Subsidiaries incurred in connection with an Acquisition; provided, however, that
                                                         --------  -------
(i) such Indebtedness (A) is owed to the seller thereof, (B) is unsecured, (C) has no scheduled payment of principal prior to the full payment of the Obligations, (D) is subject to terms and conditions and subordination provisions which are acceptable to the Majority Banks on the date of incurrence, (E) when added to all other Indebtedness outstanding under this Section 7.1(i) does not exceed $25,000,000, and (ii) the Borrowers are, at the time of incurrence of such Indebtedness (and after giving effect thereto), in pro forma compliance with all of the covenants contained in this Agreement.

     Section 7.2  Limitation on Liens.  The Borrowers shall not, and shall not
                  -------------------
permit any of the Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

     Section 7.3  Amendment and Waiver.  The Borrowers shall not, and shall not
                  --------------------
permit any of the Restricted Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of its Articles or Certificate of Incorporation or partnership agreement, as appropriate, if the effect thereof would be to adversely affect the rights of the Banks hereunder or under any Loan Document.

     Section 7.4  Liquidation, Merger or Disposition of Assets.
                  --------------------------------------------

          (a) Disposition of Assets.  The Borrowers shall not, and shall not
              ---------------------
permit any of the Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of all of the Banks; provided, however, that the prior written consent of the Banks shall not
       --------  -------
be required for (i) the transfer of assets (including cash or cash equivalents) among the Borrowers and the Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of "Subsidiary") or for the transfer of assets (including cash or cash equivalents) between or among Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of "Subsidiary") or (ii) the disposition of assets that contribute, in the aggregate, less than (A) fifteen percent (15%) of Annualized Operating Cash Flow of the Borrowers and the Restricted Subsidiaries as of the calendar quarter end immediately preceding such disposition, and (B) twenty-five percent (25%) of the Operating Cash Flow of the Borrowers and the Restricted Subsidiaries for the period from the Agreement Date through the date of such disposition; provided further, however, that, in each case, no Default
                     -------- -------  -------
or Event of Default exists and none shall be caused to occur as a result thereof. Upon any sale or disposition of a Restricted Subsidiary permitted hereunder, the Administrative Agent and the Banks shall, at Borrowers' expense, take such actions as the Borrowers reasonably requests to cause such Restricted Subsidiary to be released from its obligations under its Subsidiary Guaranty.

          (b) Liquidation or Merger.  The Borrowers shall not, and shall not
              ---------------------
permit any of the Restricted Subsidiaries to, at any time, liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (i) a merger or consolidation among the Borrowers or among either Borrower and one or more

Restricted Subsidiaries, provided, however, that either Borrower, as the case
                         --------  -------
may be, is the surviving Person, or (ii) a merger between or among two (2) or more Restricted Subsidiaries, or (iii) in connection with an Acquisition permitted hereunder effected by a merger in which either Borrower, as the case may be, or, in a merger in which neither Borrower is a party, a Restricted Subsidiary is the surviving Person or the surviving Person becomes a Restricted Subsidiary, or (iv) a merger or consolidation among the Borrowers, or either Borrower, or any Restricted Subsidiary on the one hand, and any Person, on the other hand, where the surviving Person (A) is a corporation, partnership, or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and (B) on the effective date of such merger or consolidation expressly assume, by supplemental agreement, executed and delivered to the Administrative Agent, for the benefit of itself and the Banks, in form and substance reasonably satisfactory to the Majority Banks, all the Obligations of the Borrowers, or Borrower, or such restricted Subsidiary, as the case may be, under the Facility B Notes, the Agreement and the other Loan Documents; provided further, however, that, in each
                                        -------- -------  -------
case, no Default or Event of Default exists and none shall be caused to occur as a result thereof.

     Section 7.5  Limitation on Guaranties.  The Borrowers shall not, and shall
                  ------------------------
not permit any of the Restricted Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, (b) obligations under agreements of either Borrower or any of the Restricted Subsidiaries entered into in connection with Acquisitions permitted under this Agreement, leases of real property or the acquisition or furnishing of services, supplies and equipment in the ordinary course of business of either Borrower or any of the Restricted Subsidiaries, (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1 hereof, (d) as may be contained in any Loan Document including, without limitation, any Subsidiary Guaranty, or (e) Guaranties of the "Obligations" under the Parent Loan Agreement or the ATS Facility A Loan Agreement.

     Section 7.6  Investments and Acquisitions.  The Borrowers shall not, and
                  ----------------------------
shall not permit any of the Restricted Subsidiaries to, directly or indirectly, make any loan or advance, or otherwise acquire for consideration evidences of Indebtedness, capital stock or other securities of any Person or other assets or property (other than assets or property in the ordinary course of business), or make any Acquisition or Investment; provided, however, that the Borrowers and
                                    --------  -------
the Restricted Subsidiaries may:

          (a) directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper, money-market funds and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, a division of McGraw-Hill, (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national or state bank the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc.;

          (b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries of up to, in the aggregate, at any time, the sum of (i) $50,000,000, with loans borrowed under this Loan Agreement or the ATS Facility A Loan Agreement, and (ii) equity proceeds not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof;

          (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided,
                                                                   --------
however, that Acquisitions of communications sites and tower management
-------
businesses shall not exceed, in the aggregate, at any time, the sum of (i) $50,000,000 and (ii) equity proceeds not used to pay the Separation Obligations after the Agreement Date or to make Investments permitted under Sections 7.6(b) and (d) hereof;

          (d) so long as no Default then exists or would be caused thereby and subject to compliance with Section 5.13 hereof, make Investments in communications site and related companies in an amount not to exceed, in the aggregate, at any time, the sum of (i) $25,000,000 and (ii) equity proceeds not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(b) and (c) hereof; provided, however, that the Parent, either
                                --------  -------
Borrower or any of their Subsidiaries has executed a binding acquisition or merger agreement with such company;

          (e) make Investments consisting of the Sconnix Note; and

          (f) (i) make loans and advances to employees in the ordinary course of business and (ii) receive notes from employees in an amount not to exceed $2,000,000 in the aggregate outstanding at any time in connection with the exercise of stock options.

     Section 7.7  Restricted Payments.  The Borrowers shall not, and shall not
                  -------------------
permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or
                             --------  -------
Event of Default hereunder then exists or would be caused thereby, the Borrowers may make (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for both Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year, on or after April 15/th/ of each calendar year commencing on April 15, 2002; (b) subject to Section 2.7(b)(v) hereof, unrestricted cash distributions in an amount in the aggregate, not to exceed the net proceeds of any debt or equity issued after the Agreement Date; and (c) scheduled principal and interest payments on any Indebtedness of the Parent which is permitted hereunder.

     Section 7.8  Senior Leverage Ratio.  (a) As of the end of any calendar
                  ---------------------
quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrowers shall not permit the Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:

          Period                                                      Ratio
          ------                                                      -----
     Closing through September 29, 1999                              6.50:1
     September 30, 1999 through September 29, 2000                   6.25:1
     September 30, 2000 through March 30, 2001                       6.00:1
     March 31, 2001 through June 29, 2001                            5.75:1
     June 30, 2001 through September 29, 2001                        5.50:1
     September 30, 2001 through December 30, 2001                    5.25:1
     December 31, 2001 through March 30, 2002                        4.75:1
     March 31, 2002 through June 29, 2002                            4.50:1
     June 30, 2002 through September 29, 2002                        4.25:1
     September 30, 2002 through December 30, 2002                    4.00:1
     December 31, 2002 through March 30, 2003                        3.75:1
     March 31, 2003 through June 29, 2003                            3.50:1
     June 30, 2003 through September 29, 2003                        3.25:1
     September 30, 2003 and thereafter                               3.00:1

     Section 7.9  Total Leverage Ratio. (a) As of the end of any calendar
                  --------------------
quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrowers shall not permit the ratio of (i) Total Debt on such date to (ii) Annualized Operating Cash Flow to exceed the ratios set forth below during the periods indicated:

          Period                                                      Ratio
          ------                                                      -----
     Closing through September 29, 1999                              8.00:1
     September 30, 1999 through September 29, 2000                   7.75:1
     September 30, 2000 through March 30, 2001                       7.50:1
     March 31, 2001 through June 29, 2001                            6.75:1
     June 30, 2001 through September 29, 2001                        6.50:1
     September 30, 2001 through December 30, 2001                    6.25:1
     December 31, 2001 through March 30, 2002                        5.75:1
     March 31, 2002 through June 29, 2002                            5.50:1
     June 30, 2002 through September 29, 2002                        5.25:1
     September 30, 2002 through December 30, 2002                    5.00:1
     December 31, 2002 through March 30, 2003                        4.75:1
     March 31, 2003 through June 29, 2003                            4.50:1
     June 30, 2003 through September 29, 2003                        4.25:1
     September 30, 2003 and thereafter                               4.00:1

     Section 7.10  Interest Coverage Ratio. The Borrowers shall maintain, on a
                   -----------------------
consolidated basis, at all times during the applicable periods set forth below, an Interest Coverage Ratio for such fiscal quarter of not less than the ratio set forth below opposite each such period:

          Period                                                      Ratio
          ------                                                      -----
     Agreement Date through March 30, 2001                           1.50:1
     March 31, 2001 through March 30, 2002                           1.75:1
     March 31, 2002 through December 30, 2002                        2.00:1
     December 31, 2002 through December 30, 2003                     2.25:1
     December 31, 2003 and thereafter                                2.50:1

     Section 7.11  Annualized Operating Cash Flow to Pro Forma Debt Service.
                   --------------------------------------------------------
(a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrowers, on a consolidated basis, shall not permit the ratio of (i) Annualized Operating Cash Flow to (ii) Pro Forma Debt Service to be less than the ratio set forth below opposite each such period:

          Period                                                 Ratio
          ------                                                 -----
     Agreement Date through March 30, 2000                      1.10:1
     March 31, 2000 through December 30, 2002                   1:15:1
     December 31, 2002 and thereafter                           1:50:1

     Section 7.12  Fixed Charge Coverage Ratio.  (a) As of the end of any
                   ---------------------------
calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrowers, on a consolidated basis, shall not permit the Fixed Charges Coverage Ratio to be less than or equal to 1.05 to 1.

     Section 7.13  Affiliate Transactions.  Except as specifically provided
                   ----------------------
herein (including, without limitation, Sections 7.4, 7.6 and 7.7 hereof) and as may be described on Schedule 7 attached hereto, the Borrowers shall not, and
                    ----------
shall not permit any of the Restricted Subsidiaries to, at any time engage in any transaction with an Affiliate, other than between or among either Borrower and any wholly-owned Restricted Subsidiary, or make an assignment or other transfer of any of its properties or assets to any Affiliate, on terms less advantageous to such Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

     Section 7.14  ERISA Liabilities.  The Borrowers shall not, and shall cause
                   -----------------
each of their ERISA Affiliates not to, (a) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans, or (b) enter into any Multiemployer Plan.

     Section 7.15  Sales and Leasebacks.  The Borrowers will not and will not
                   --------------------
permit any Restricted Subsidiary to enter into, any arrangement, directly or indirectly, with any third party whereby either Borrower or a Restricted Subsidiary shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and whereby either Borrower or such Restricted Subsidiary shall then or thereafter rent or lease as lessee such property or any part thereof or other property which either Borrower or such Restricted Subsidiary intends to use for substantially the same purpose or purposes as the property sold or transferred.


                              ARTICLE 8   Default

     Section 8.1  Events of Default.  Each of the following shall constitute an
                  -----------------
Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

          (a) Any representation or warranty made under this Agreement shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof;

          (b) The Borrowers shall default in the payment of (i) any interest under any of the Facility B Notes or fees or other amounts payable to the Banks and the Administrative Agent under any of the Loan Documents, or any of them, when due, and such Default shall not be cured by payment in full within three (3) Business Days from the due date or (ii) any principal under any of the Facility B Notes when due;

          (c) The Borrowers shall default in the performance or observance of any agreement or covenant contained in Sections 5.2(a), 5.10, 7.1, 7.2, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10, 7.11 and 7.12 hereof;

          (d) The Borrowers shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be curable within a period of thirty (30) days (or with respect to Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.14, 5.15, 5.16, 6.4, 6.5, 7.3, 7.13, 7.14 and 7.15 hereof, such longer period not to exceed sixty (60) days if such default is curable within such period and the Borrowers are proceeding in good faith with all diligent efforts to cure such default) from the later of (i) occurrence of such Default and (ii) the date on which such Default became known to the Borrowers;

          (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in this Section 8.1) by the Borrowers, any of the Restricted Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty
(30) days (or such longer period not to exceed sixty (60) days if such default is curable within such period and the Borrowers or such Restricted Subsidiaries or other obligor are proceeding in good faith with all diligent efforts to cure such default) from the date on which such default became known to the Borrowers;

          (f) There shall be entered and remain unstayed a decree or order for relief in respect of either Borrower or any of the Restricted Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of either Borrower or any of the Restricted Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of either Borrower or any of the Restricted Subsidiaries; or an involuntary petition shall be filed against either Borrower or any of the Restricted Subsidiaries and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of ninety (90) consecutive days;

          (g) Either Borrower or any of the Restricted Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or either Borrower or any of the Restricted Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of either Borrower or any of the Restricted Subsidiaries or of any substantial part of their respective properties, or either Borrower or any of the Restricted Subsidiaries shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; either Borrower, as the case may be, shall suspend or discontinue its business, except as permitted by Section 7.4 hereof; either Borrower or any of the Restricted Subsidiaries shall have concealed, removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law; or either Borrower or any of the Restricted Subsidiaries shall take any action in furtherance of any such action;

          (h) A judgment not covered by insurance or indemnification, where the indemnifying party has agreed to indemnify and is financially able to do so, shall be entered by any court against either Borrower or any of the Restricted Subsidiaries for the payment of money which exceeds singly, or in the aggregate with other such judgments, $10,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of either Borrower or any of the Restricted Subsidiaries which, together with all other such property of either Borrower or any of the Restricted Subsidiaries subject to other such process, exceeds in value $10,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process, shall not have been paid or discharged or removed to bond;

          (i) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by either Borrower or any of its Subsidiaries or any ERISA Affiliate, or to which either Borrower or any of its Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or either Borrower or any of its Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of either Borrower or any of its Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code;

          (j) There shall occur (i) any acceleration of the maturity of any Indebtedness of either Borrower or any of the Restricted Subsidiaries (other than the ATS Facility A Loan Agreement) in an aggregate principal amount exceeding $5,000,000, or, as a result of a failure to comply with the terms thereof, such Indebtedness shall otherwise have become due and payable; (ii) any event or condition the occurrence of which would permit such acceleration of such Indebtedness, or which, as a result of a failure to comply with the terms thereof, would make such Indebtedness otherwise due and payable, and which event or condition has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Facility B Loans hereunder; or (iii) any material default under any Interest Hedge Agreement which would permit the obligation of either Borrower to make payments to the counterparty thereunder to be then due and payable;

          (k) The Borrowers and the Restricted Subsidiaries are for any reason no longer able to operate or manage the related communications tower facilities or portions thereof and retain the revenue received therefrom, and the overall effect of which would be to reduce Annualized Operating Cash Flow (determined as at the last day of the most recently ended fiscal year of the Borrowers) by ten percent (10%) or more;

          (1) Any material Loan Document, or any material provision thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by either Borrower or any of the Restricted Subsidiaries or by any governmental authority having jurisdiction over the Borrower or any of the Restricted Subsidiaries seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or either Borrower or any of the Restricted Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document;

          (m) Any material Security Document shall, for any reason, fail or cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby;

          (n) There shall occur any Change of Control;

          (o) Either Borrower or any of the Restricted Subsidiaries shall be indicted under the Racketeer Influenced and Corrupt Organizations Act of 1970 (18 U.S.C. (S)1961 et seq.);
                  -- ---

          (p) There shall occur and be continuing any "Event of Default" (in each case, as defined therein) under the Parent Loan Agreement or the ATS Facility A Loan Agreement;

          (q) The Parent shall incur any Indebtedness for Money Borrowed other than under the Parent Loan Agreement (or any refinancing thereof which does not exceed the principal amount outstanding on the date of such refinancing); or

          (r) The Parent shall, without the consent of the Required Lenders (which consent may not be unreasonably withheld, delayed or conditioned), (i) prepay all or a part of the principal amount of the Indebtedness outstanding under the Parent Loan Agreement or

(ii) make any material amendment, modification, supplement or restatement to the Parent Loan Agreement or the documents pertaining to the Interim Financing.


     Section 8.2  Remedies.
                  --------

             (a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Banks but subject to Section 9.8 hereof, shall (i) terminate the Facility B Commitment, and/or (ii) declare the principal of and interest on the Facility B Loans and the Facility B Notes and all other amounts owed to the Banks and the Administrative Agent under this Agreement, the Facility B Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Facility B Notes or any other Loan Document to the contrary notwithstanding, and the Facility B Commitment shall thereupon forthwith terminate.

             (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Facility B Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Facility B Commitment shall forthwith terminate and the principal amount of the Facility B Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent or the Banks or the Majority Banks or any of them and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

             (c) Upon acceleration of the Facility B Notes, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent and the Banks shall have all of the post-default rights granted to them, or any of them, as applicable under the Loan Documents and under Applicable Law.

             (d) Upon acceleration of the Facility B Notes, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent shall have the right (but not the obligation) upon the request of the Banks to operate the communications tower facilities of the Borrowers and the Restricted Subsidiaries and pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Majority Banks, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and of any necessary withholding taxes to state or federal authorities. In the event the Majority Banks fail to agree upon the guidelines referred to in the preceding sentence within six (6) Business Days' after the Administrative Agent has begun to operate the communications tower facilities, the Administrative Agent may, after giving three (3) days' prior written notice to the Banks of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such communications tower facilities. Such payments and expenditures in excess of receipts shall constitute Advances under the Facility B Commitment, not in excess of the amount of the Facility B Commitment. Advances made pursuant to this Section 8.2(d) shall bear interest as provided in Section 2.3(d) hereof and shall be payable by the Borrowers on demand. The making of one or more Advances under this Section 8.2(d) shall not create any obligation on the part of the Banks to make any additional Advances hereunder. No exercise by the Administrative Agent of the rights granted to it under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent and the Banks, or any of them, under this Agreement or at law. Each Borrower hereby irrevocably appoints the Administrative Agent as agent for the Banks, the true and lawful attorney of each of them, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operation of the communications tower facilities in the exercise of the Administrative Agent's and the Banks' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable. The rights of the Administrative Agent under this Section 8.2(d) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

             (e) Upon acceleration of the Facility B Notes, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Majority Banks, shall have the right to appoint a receiver for the properties and assets of the Borrowers and the Restricted Subsidiaries, and each Borrower, for itself and on behalf of its Restricted Subsidiaries, hereby consents to such rights and such appointment and hereby waives any objection either Borrower or any Restricted Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent, on behalf of the Banks, in connection therewith. The rights of the Administrative Agent under this Section 8.2(e) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

             (f) The rights and remedies of the Administrative Agent and the Banks hereunder shall be cumulative, and not exclusive.

     Section 8.3  Payments Subsequent to Declaration of Event of Default.
                  ------------------------------------------------------
Subsequent to the acceleration of the Facility B Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to the Administrative Agent and the Banks or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses,
            -----
if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b)
hereof; second, to the Banks or the Administrative Agent for any fees hereunder
        ------
or under any of the other Loan Documents then due and payable; third, to the
                                                               -----
Banks pro rata on the basis of their respective unpaid principal amounts (except as provided in Section 2.2(e) hereof), to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Banks pro rata until
                                           ------
all Facility B Loans have been paid in full (and, for purposes of this clause, obligations under Interest Hedge Agreements with the Banks or any of them shall be paid on a pro rata basis with the Facility B Loans); fifth, to the Banks pro
                                                        -----
rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to the Borrowers or as otherwise required
                              -----
by law.


         ARTICLE 9  The Administrative Agent and The Collateral Agent

     Section 9.1  Appointment and Authorization.  Each Bank hereby irrevocably
                  -----------------------------
appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Facility B Loans and in its Facility B Note irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent, nor any of its respective directors, officers, employees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

     Section 9.2  Interest Holders.  The Administrative Agent may treat each
                  ----------------
Bank, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Bank in its portion of the Facility B Loans and in its Note until written notice of transfer, signed by such Bank (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

     Section 9.3  Consultation with Counsel.  The Administrative Agent may
                  -------------------------
consult with Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with the Majority Banks and in reasonable reliance on such consultations.

     Section 9.4  Documents.  The Administrative Agent shall be under no duty to
                  ---------
examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Facility B Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative

Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

     Section 9.5  Administrative Agent and Affiliates.  With respect to the
                  -----------------------------------
Facility B Commitment and the Facility B Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Bank and the Administrative Agent and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with either Borrower, any of its Subsidiaries or other Affiliates of, or Persons doing business with, either Borrower, any of its Subsidiaries or other Affiliates, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

     Section 9.6  Responsibility of the Administrative Agent.  The duties and
                  ------------------------------------------
obligations of the Administrative Agent under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by either Borrower, of such fact, or has been notified by a Bank in writing that such Bank considers that a Default or an Event of Default has occurred and is continuing, and such Bank shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent shall provide each Bank with copies of such documents received from the Borrowers as such Bank may reasonably request.

     Section 9.7  Action by the Administrative Agent.
                  ----------------------------------

             (a) The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Banks to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided, however, that the
                                         --------  -------
Administrative Agent shall not exercise any rights under Section 8.2(a) hereof without the request of the Majority Banks (or, where expressly required, all the Banks), unless time is of the essence, in which case, such action can be taken at the request of the Administrative Agent. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

             (b) The Administrative Agent shall not be liable to the Banks or to any Bank or to either Borrower or any of its Subsidiaries in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Banks (or, where expressly required, all of the Banks), and any action taken or failure to act pursuant to such instructions shall be binding on all of the Banks, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter. The Administrative Agent shall not be obligated to take any action which is contrary to law or which would in its reasonable opinion subject it to liability.

     Section 9.8  Notice of Default or Event of Default.  In the event that the
                  -------------------------------------
Administrative Agent or any Bank shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent or such Bank shall promptly notify the Banks (provided, however, that the failure
                                           --------  -------
to give such notice shall not result in any liability on the part of such Bank or Administrative Agent), and the Administrative Agent shall take such action and assert such rights under this Agreement and the other Loan Documents as the Majority Banks shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Banks shall fail to request the Administrative Agent to take action or to assert rights under this Agreement or any other Loan Documents in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent or any Bank, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Banks, except that, if the Majority Banks have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions, unless there has been a change in circumstances and time is of the essence, in which case, the Administrative Agent may act in accordance with its reasonable discretion.

     Section 9.9  Responsibility Disclaimed.  The Administrative Agent shall not
                  -------------------------
be under any liability or responsibility whatsoever as Administrative Agent:

             (a) To either Borrower or any other Person as a consequence of any failure or delay in performance by, or any breach by, any Bank or Banks of any of its or their obligations under this Agreement;

             (b) To any Bank or Banks as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrowers of any of their obligations under this Agreement or the Facility B Notes or any other Loan Document, or (ii) any Restricted Subsidiary or any other obligor under any other Loan Document;

             (c) To any Bank or Banks, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Facility B Notes, any other Loan Document, or any other document contemplated by this Agreement; or

             (d) To any Person for any act or omission other than that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

     Section 9.10  Indemnification.  The Banks agree to indemnify the
                   ---------------
Administrative Agent (to the extent not reimbursed by the Borrowers) pro rata according to their respective Facility B Commitment Ratios, from and against any and all liabilities, obligations, losses (other than the loss of principal, interest and fees hereunder in the event of a bankruptcy or out-of-court 'work-out' of the Facility B Loans), damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Bank shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

     Section 9.11  Credit Decision.  Each Bank represents and warrants to each
                   ---------------
other and to the Administrative Agent that:

             (a) In making its decision to enter into this Agreement and to make its portion of the Facility B Loans it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrowers and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrowers and forwarded by the Administrative Agent to the Banks); and

             (b) So long as any portion of the Facility B Loans remains outstanding or such Bank has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrowers.

     Section 9.12  Successor Administrative Agent.  Subject to the appointment
                   ------------------------------
and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers and may be removed at any time for cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent which appointment shall, prior to a Default, be subject to the consent of the Borrowers, acting reasonably. If (a) no successor Administrative Agent shall have been so appointed by the Majority Banks or (b) if appointed, no successor Administrative Agent shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gave notice of resignation or the Majority Banks removed the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which shall be any Bank or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000 and which shall be reasonably acceptable to the Borrowers. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. In the event that the Administrative Agent or any of its respective Affiliates ceases to be a Bank hereunder, such Person shall resign its agency hereunder.

     Section 9.13  Delegation of Duties.  The Administrative Agent may execute
                   --------------------
any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.


     Section 9.14  Collateral Agent.  Each Bank and the Administrative Agent
                   ----------------
Agent hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Facility B Loans and in its Facility B Notes irrevocably to appoint and authorize, the Collateral Agent to take such actions as its agent on its behalf and to exercise such powers under the Security Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto. Neither the Collateral Agent nor any of its directors, officers, employees, or agents shall be liable for any action taken or omitted to be taken by it or them under any of the Security Documents or in connection therewith, except for its or their own gross negligence or willful misconduct as determined by a final non-appealable judicial order of a court of competent jurisdiction. The Collateral

Agent may execute any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible to any Bank for the negligence or misconduct of any agents or attorneys selected by it with reasonable care. The Collateral Agent may treat each Bank, or the Person designated in the last notice filed with the Administrative Agent under Section 9.3 of this Agreement, as the holder of all of the interests of such Bank in its Facility B Loans and in its Facility B Notes until written notice of transfer, signed by such Bank (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Collateral Agent may consult with legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in reliance thereon. The Collateral Agent shall not be under any duty to examine, inquire into, or pass upon the validity, effectiveness, or genuineness of any Security Document or other document, or communication furnished pursuant thereto or in connection therewith, and the Collateral Agent shall be entitled to assume that they are valid, effective, and genuine, have been signed or sent by the proper parties, and are what they purport to be. The Collateral Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, any Security Document, unless the Collateral Agent shall have been instructed by the Required Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action, provided that the Collateral Agent shall not exercise any rights under any Security Document without the request of the Required Lenders unless time is of the essence, in which case, such action can be taken. The Collateral Agent shall incur no liability under or in respect of any Security Document with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Collateral Agent shall not be liable to the Banks or to any Bank in acting or refraining from acting under any Security Document in accordance with the instructions of the Required Lenders, and any action taken or failure to act pursuant to such instructions shall be binding on all Banks. The Collateral Agent shall not be obligated to take any action which is contrary to law or which would in its reasonable opinion subject it to liability. All indemnity provisions herein that pertain to the Administrative Agent shall apply equally to the Collateral Agent. Each Bank and the Administrative Agent hereby agree that the Obligations are to be secured pari passu with all "Obligations"@
                                             ---- -----
under the ATS Facility A Loan Agreement and that all Collateral now or hereafter delivered as security for the Obligations shall be held by the Collateral Agent (or delivered to the Collateral Agent, if received by any Bank) in accordance with the Security Documents.

     Section 9.15  Successor Collateral Agent Subject to the appointment and
                   --------------------------
acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers and may be removed at any time for cause by the Required

Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Banks, appoint a successor Collateral Agent which shall be any Bank or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties, and obligations of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 9.15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

     Section 9.16  Collateral Actions. Each of the parties hereto acknowledges
                   ------------------
and agrees that all provisions herein and under any Security Document relating to rights and remedies under any Security Document shall be exercised only upon the direction of the Required Lenders(except as expressly set forth in Section
9.14 hereof), and that the provisions of this Section 9.16 may not be amended except with the consent of the Required Lenders, provided however, that the
                                                 -------- -------
Majority Banks (or , as provided in Section 11.12 hereof all Banks) shall determine whether any collateral for the Obligations hereunder may be released.


                     ARTICLE 10  Changes in Circumstances
                           Affecting LIBOR Advances

     Section 10.1  LIBOR Basis Determination Inadequate or Unfair.  If with
                   ----------------------------------------------
respect to any proposed LIBOR Advance for any Interest Period, the Administrative Agent determines after consultation with the Banks that deposits in dollars (in the applicable amount) are not being offered to each of the Banks in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Banks, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such situation no longer exist, the obligations of any affected Bank to make its portion of such LIBOR Advances shall be suspended.

     Section 10.2  Illegality.  If after the date hereof, the adoption of any
                   ----------
Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Bank to make, maintain or fund its portion of LIBOR Advances, such Bank shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrowers. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Bank shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank. Upon receipt of such notice, notwithstanding anything contained in
Article 2 hereof, the Borrowers shall repay in full the then outstanding principal amount of such Bank's portion of each affected LIBOR Advance, together with accrued interest thereon, on either (a) the last day of the then current Interest Period applicable to such affected LIBOR Advances if such Bank may lawfully continue to maintain and fund its portion of such LIBOR Advance to such day or (b) immediately if such Bank may not lawfully continue to fund and maintain its portion of such affected LIBOR Advances to such day. Concurrently with repaying such portion of each affected LIBOR Advance, the Borrowers may borrow a Base Rate Advance from such Bank, whether or not it would have been entitled to effect such borrowing, and such Bank shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Facility B Note held by such Bank shall equal the outstanding principal amount of such Facility B Note or Facility B Notes immediately prior to such repayment.

     Section 10.3  Increased Costs.
                   ---------------

            (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                   (1) shall subject any Bank to any tax, duty or other charge with respect to its obligation to make its portion of LIBOR Advances, or its portion of other Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its portion of LIBOR Advances or in respect of any other amounts due under this Agreement, or its obligation to make its portion of Advances (except for changes in the rate or method of calculation of tax on the revenues or net income of such Bank); or

                   (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Bank or shall impose on any Bank or the London interbank borrowing market any other condition affecting its obligation to make its portion of such LIBOR Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining any of its portion of LIBOR Advances, or to reduce the amount of any sum received or receivable by such Bank under this Agreement or under its Facility B Note with respect thereto, then, within ten (10) days after demand by such Bank, the Borrowers agree to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased costs. All payments made by the Borrowers under this Agreement shall, as set forth above, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Bank as a result of present or former connection between such Person and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to any Bank hereunder, the amounts so payable to such Person shall be increased to the extent necessary to yield to such Person (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrowers shall not be required to increase any such amounts payable to any Bank that is not organized under the laws of the United States of America or a state thereof if such Person fails to comply with the requirements of Section 2.13 of this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Administrative Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Bank as result of any such failure. The Borrowers shall make any payments required pursuant to the immediately preceding sentence within thirty (30) days after receipt of written demand therefor from the Administrative Agent or any Bank, as the case may be. The agreements set forth in this 10.3 shall survive the termination of this Agreement and the payment of the Obligations. Each Bank will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section

10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole reasonable judgment of such Bank made in good faith, be otherwise disadvantageous to such Bank. Notwithstanding any provision herein to the contrary, the Borrowers shall have no obligation to pay to any Bank any amount which the Borrowers are liable to withhold due to the failure of such Bank to file any statement of exemption required under the Code.

          (b) Any Bank claiming compensation under this Section 10.3 shall provide the Borrowers with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. If any Bank demands compensation under this
Section 10.3, the Borrowers may at any time, upon at least five (5) Business Days' prior notice to such Bank, prepay in full such Bank's portion of the then outstanding LIBOR Advances, together with accrued interest and fees thereon to the date of prepayment, along with any reimbursement required under Section 2.10 hereof and this Section 10.3. Concurrently with prepaying such portion of LIBOR Advances the Borrowers may, whether or not then entitled to make such borrowing, borrow a Base Rate Advance, or a LIBOR Advance not so affected, from such Bank, and such Bank shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Facility B Note or Facility B Notes held by such Bank shall equal the outstanding principal amount of such Facility B Note or Facility B Notes immediately prior to such prepayment.

     Section 10.4  Effect On Other Advances.  If notice has been given pursuant
                   ------------------------
to Section 10.1, 10.2 or 10.3 hereof suspending the obligation of any Bank to make its portion of any type of LIBOR Advance, or requiring such Bank's portion of LIBOR Advances to be repaid or prepaid, then, unless and until such Bank notifies the Borrowers that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Bank as its portion of LIBOR Advances shall be instead as Base Rate Advances, unless otherwise notified by either of the Borrowers.

                           ARTICLE 11  Miscellaneous


     Section 11.1  Notices.
                   -------

          (a) Except as otherwise expressly provided herein, all notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (New York, New York time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:


               (i)  If to the Borrowers, to them at:

                    American Tower Systems (Delaware), Inc.
                    American Tower Systems, L.P.
                    116 Huntington Avenue
                    Boston, Massachusetts  02111
                    Attn:  Joseph B. Winn, Chief Financial Officer

               with  copies to:

                    Sullivan & Worcester LLP
                    One Post Office Square
                    Boston, Massachusetts 02110
                    Attn:  Norman A. Bikales, Esq.

               (ii) If to the Administrative Agent, to it at:

                    Toronto Dominion (Texas), Inc.
                    909 Fannin Street, Suite 1700
                    Houston, Texas 77010
                    Attention:  Agency Department
               with a copy to:

                     The Toronto-Dominion Bank
                     Toronto Dominion Securities, Inc.
                     USA Division
                     31 West 52nd Street
                     New York, NY 10019-6101
                     Attn:  Managing Director, Communications Finance

               and with a copy to:

                     Powell, Goldstein, Frazer & Murphy LLP
                     Sixteenth Floor
                     191 Peachtree Street, N.E.
                     Atlanta, Georgia  30303
                     Attn:  Douglas S. Gosden, Esq.

               (iii) If to the Banks, to them at the addresses set forth beside their names as set forth in Schedule 9 attached hereto.
                                 ----------

The failure to provide copies shall not affect the validity of the notice given to the primary recipient.

          (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

     Section 11.2  Expenses.  The Borrowers will promptly pay, or reimburse:
                   --------

          (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel for the Administrative Agent; and

          (b) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Banks of enforcement under this Agreement or the other Loan Documents and all reasonable out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Facility B Notes, which in each case shall include, without limitation, reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Banks.

     Section 11.3  Waivers.  The rights and remedies of the Administrative Agent
                   -------
and the Banks under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Majority Banks, or the Banks, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Banks expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Banks decide to fund a Request for Advance at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by the Banks shall not be deemed to constitute an undertaking by the Banks to fund any further Request for Advance or preclude the Banks or the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Banks, or the Majority Banks, shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

     Section 11.4  Set-Off.  In addition to any rights now or hereafter granted
                   -------
under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and each of the Banks are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being, to the extent permitted by Applicable Law, hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Bank or Administrative Agent, to or for the credit or the account of the Borrowers or any Restricted Subsidiary, against and on account of the obligations and liabilities of the Borrowers to the Banks and the Administrative Agent, including, without limitation, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the Facility B Notes or any other Loan Document, irrespective of whether (a) any Bank or Administrative Agent shall have made any demand hereunder or (b) any Bank or Administrative Agent shall have declared the principal of and interest on the Facility B Loans and other amounts due hereunder to be due and payable as permitted by Section 8.2 hereof and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent with the consent of all of the Banks, each Bank holding deposits of either Borrower or any Restricted Subsidiary shall exercise its set-off rights as so directed; and, within one (1) Business Day following any such setoff, the Administrative Agent shall give notice thereof to the Borrowers. Notwithstanding anything to the contrary contained in this Section 11.4, no Bank shall exercise any right of offset without the prior consent of the Majority Banks so long as the Obligations shall be secured by any real property or real property interest including leaseholds located in the State of

California, it being understood and agreed that the provisions of this sentence are for the exclusive benefit of the Banks, may be amended, modified or waived by the Majority Banks without notice to or consent of the Borrowers or any Subsidiary and shall not constitute a waiver of any rights against the Borrowers or any Subsidiary or against any Collateral.

     Section 11.5  Assignment and Participation.
                   ----------------------------

          (a) Neither Borrower may assign or transfer any of its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each Bank.

          (b) Each Bank may sell (i) assignments of any amount of its interest hereunder to any Bank, or (ii) assignments or participations of up to one hundred percent (100%) of its interest hereunder to (A) one (1) or more wholly-owned Affiliates of such Bank or Approved Funds (provided, however, that if such
                                                 --------  -------
Affiliate is not a financial institution, such Bank shall be obligated to repurchase such assignment if such Affiliate is unable to honor its obligations hereunder), or (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank (provided, however, that
                                                        --------  -------
no such assignment shall relieve such Bank from its obligations hereunder).

          (c) Each of the Banks may at any time enter into assignment agreements or participations with one or more other Banks, Approved Funds or other Persons pursuant to which each Bank may assign or participate its interest under this Agreement and the other Loan Documents, including its interest in any particular Advance or portion thereof; provided, however, that (1) all assignments (other
                            --------  -------
than assignments described in Section 11.5(b) hereof) shall be in minimum principal amounts of the lesser of (X) $5,000,000, and (Y) the amount of such Bank's Facility B Commitment (in a single assignment only), and (2) all assignments (other than assignments described in Section 11.5(b) hereof) and participations hereunder shall be subject to the following additional terms and conditions:

               (i) No assignment (except assignments permitted in Section 11.5(b) hereof) shall be sold without the prior consent of the Administrative Agent and prior to the occurrence and continuation of an Event of Default, the consent of the Borrowers, which consents shall not be unreasonably withheld;

               (ii) Any Person purchasing a participation or an assignment of any portion of the Facility B Loans from any Bank shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

               (iii) The Borrowers, the Banks, and the Administrative Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit T attached hereto. An administrative fee of $3,500
                 ---------
     shall be payable to the Administrative Agent either by the assigning Bank or the assignee thereof at the time of any assignment under this Section 11.5(c);

               (iv) No participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Bank from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation agreement may
                       --------  -------
     confer on the participant the right to approve or disapprove decreases in the interest rate, increases in the principal amount of the Facility B Loans participated in by such participant, decreases in fees, extensions of the Termination Date, or, if applicable, the Maturity Date or other principal payment date for the Facility B Loans or of the scheduled reduction of the Facility B Commitment and releases of Collateral;

               (v) Each Bank agrees to provide the Administrative Agent and the Borrowers with prompt written notice of any issuance of assignments of its interests hereunder;

               (vi) No assignment, participation or other transfer of any rights hereunder or under the Facility B Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

               (vii) No such assignment may be made to any bank or other financial institution (x) with respect to which a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has been appointed or (y) that is not "adequately capitalized" (as such term is defined in Section 131(b)(1)(B) of the Federal Deposit Insurance Corporation Improvement Act as in effect on the Agreement Date); and

               (viii) If applicable, each Bank shall, and shall cause each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Bank's or assignee's position that no withholding by either Borrower or the Administrative Agent for U.S. income tax payable by such Bank or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate Certificate of the U.S.

     Department of Treasury), or Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States), or any successor or related forms adopted by the relevant U.S. taxing authorities.

          (d) Except as specifically set forth in Section 11.5(b) or (c) hereof, nothing in this Agreement or the Facility B Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Facility B Notes.

          (e) In the case of any participation, all amounts payable by the Borrowers under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

          (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Banks pursuant to Section 2.11 hereof.

          (g) The Administrative Agent, acting, for this purpose only, as agent of the Borrowers shall maintain, at no extra charge to the Borrowers, a register (the "Register") at the address to which notices to the Administrative Agent are to be sent under Section 11.1 hereof on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Facility B Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Facility B Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Facility B Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Facility B Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Facility B Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrowers and the Administrative Agent shall treat the Person in whose name such Facility B Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

          (h) The Register shall be available for inspection by the Borrowers and any Bank at any reasonable time during the Administrative Agent's regular business hours upon reasonable prior notice.

          (i) Notwithstanding any other provision in this Agreement, any Bank that is a fund that invests in bank loans may, without the consent of the Administrative Agent or the Borrowers, pledge all or any portion of its rights under, and interest in, this Agreement and the Facility B Notes to any trustee or to any other representative of holders of obligations owed or securities issued, by such fund as security for such obligations or securities; provided,
                                                                     --------
however, that any transfer to any Person upon the enforcement of such pledge or
-------
security interest may only be made subject to the assignment provisions of this
Section 11.5.

     Section 11.6  Accounting Principles.  All references in this Agreement to
                   ---------------------
GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP. All references to the financial statements of the Borrowers and to their Annualized Operating Cash Flow, Operating Cash Flow, Senior Debt, Total Debt, Fixed Charges, Pro Forma Debt Service, Interest Expense, and other such terms shall be deemed to refer to such items of the Borrowers and the Restricted Subsidiaries, on a fully consolidated basis. The Borrowers shall deliver to the Banks at the same time as the delivery of any quarterly or annual financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, (a) a description in reasonable detail of any material variation between the application of GAAP employed in the preparation of such statements and the application of GAAP employed in the preparation of the next preceding quarterly or annual financial statements, as applicable, and (b) reasonable estimates of the differences between such statements arising as a consequence thereof. If, within thirty
(30) days after the delivery of the quarterly or annual financial statements referred to in the immediately preceding sentence, the Majority Banks shall object in writing to the Borrowers' determining compliance hereunder on such basis, (1) calculations for the purposes of determining compliance hereunder shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made, or (2) if requested by the Borrowers, the Majority Banks will negotiate in good faith to amend the covenants herein to give effect to the changes in GAAP in a manner consistent with this Agreement (and so long as the Borrowers comply in good faith with the provisions of this Section 11.6, no Default or Event of Default shall occur hereunder solely as a result of such changes in GAAP).

     Section 11.7  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.8  Governing Law.  This Agreement and the Facility B Notes shall
                   -------------
be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed the State of New York. If any action or proceeding shall be brought by the Administrative Agent or any Bank hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Facility B Note or any other Loan Document, each of the Borrowers hereby consents and will, and each of the Borrowers will cause each Restricted Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each of the Borrowers, for itself and on behalf of its Restricted Subsidiaries, hereby agrees that, to the extent permitted by Applicable Law, service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrowers at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrowers agree that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

     Section 11.9   Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.10  Interest.
                    --------

          (a) In no event shall the amount of interest due or payable hereunder or under the Facility B Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrowers or inadvertently received by the Administrative Agent or any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrowers shall notify the Administrative Agent or such Bank, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrowers not pay and the Administrative Agent and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under Applicable Law.

          (b) Notwithstanding the use by the Banks of the Base Rate and the LIBOR as reference rates for the determination of interest on the Facility B Loans, the Banks shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrowers at interest rates related to such reference rates.

     Section 11.11  Table of Contents and Headings.  The Table of Contents and
                    ------------------------------
the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

     Section 11.12  Amendment and Waiver.  Neither this Agreement nor any Loan
                    --------------------
Document nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by or at the direction of the Majority Banks and, in the case of an amendment, by the Borrowers, except that in the event of (a) any increase in the amount of any Bank's portion of the Facility B Commitment, (b) any delay or extension in the terms of repayment of the Facility B Loans provided in Section 2.5 or 2.7 hereof, (c) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof without a corresponding payment of such principal, interest or fee amount by the Borrowers, (d) any release of any portion of the Collateral for the Facility B Loans, except under Section 7.4 hereof, (e) any waiver of any Default due to the failure by the Borrowers to pay any sum due to any of the Banks hereunder, (f) any release of any Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Banks), (g) any amendment to the pro rata treatment of the Banks set forth in Section 2.11 hereof, or (h) any amendment of this Section 11.12, of the definition of Majority Banks, or of any Section herein to the extent that such Section requires action by all Banks, any amendment or waiver or consent may be made only by an instrument in writing signed by each of the Banks and, in the case of an amendment, by the Borrowers. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent in its capacity as such, may be made only by an instrument in writing signed by such affected Person and by each of the Banks.

     Section 11.13  Entire Agreement.  Except as otherwise expressly provided
                    ----------------
herein, this Agreement, the Other Loan Documents and the other documents described or contemplated herein or therein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     Section 11.14  Other Relationships.  No relationship created hereunder or
                    -------------------
under any other Loan Document shall in any way affect the ability of the Administrative Agent and each Bank to enter into or maintain business relationships with either Borrower or any Affiliate beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

     Section 11.15  Directly or Indirectly.  If any provision in this Agreement
                    ----------------------
refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

     Section 11.16  Reliance on and Survival of Various Provisions.  All
                    ----------------------------------------------
covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto shall (a) be deemed to have been relied upon by the Administrative Agent and each of the Banks notwithstanding any investigation heretofore or hereafter made by them and (b) survive the execution and delivery of the Facility B Notes and shall continue in full force and effect so long as any Facility B Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 5.12, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all Obligations.

     Section 11.17  Senior Debt.  The Obligations are secured by the Security
                    -----------
Documents and are intended by the parties hereto to be in parity with the Interest Hedge Agreements and senior in right of payment to all other Indebtedness of the Borrowers.

     Section 11.18  Obligations.  The obligations of the Administrative Agent
                    -----------
and each of the Banks hereunder are several, not joint.

     Section 11.19  Confidentiality.  The Banks shall hold all non-public,
                    ---------------
proprietary or confidential information (which has been identified as such by the Borrowers) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices; provided, however, that the Banks may make disclosure of any such information to
--------  -------
their examiners, Affiliates, any Approved Fund, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Facility B Note or participation therein or as required or requested by any governmental authority or representative thereof or in connection with the enforcement hereof or of any Loan Document or related document or pursuant to legal process or with respect to any litigation between or among either Borrower and any of the Banks, so long as the person (other than any examiners) receiving such information is advised of the provisions of this Section 11.19 and agrees to be bound thereby. In no event shall any Bank be obligated or required to return any materials furnished to it by the Borrowers. The foregoing provisions shall not apply to a Bank with respect to information that (i) is or becomes generally available to the public (other than through such Bank), (ii) is already in the possession of such Bank on a nonconfidential basis, or (iii) comes into the possession of such Bank in a manner not known to such Bank to involve a breach of a duty of confidentiality owing to the Borrowers.


                        ARTICLE 12 Waiver of Jury Trial

     Section 12.1   Waiver of Jury Trial.  EACH OF THE BORROWERS, FOR ITSELF AND
                    --------------------
ON BEHALF OF THE RESTRICTED SUBSIDIARIES, AND THE ADMINISTRATIVE AGENT AND THE BANKS, HEREBY AGREE, TO THE EXTENT PERMITTED BY LAW, TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWERS, ANY RESTRICTED SUBSIDIARIES, ANY OF THE BANKS, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE

SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE FACILITY B NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (A) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:                              AMERICAN TOWER SYSTEMS, L.P.

                                        By ATSC GP, INC., its General Partner


                                        By:_____________________________________

                                             Title:_____________________________


                                        AMERICAN TOWER SYSTEMS (DELAWARE), INC.


                                        By:_____________________________________

                                             Title:_____________________________


ADMINISTRATIVE AGENT
AND BANKS:                              TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent for itself and the
                                        Banks and as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        BANK OF MONTREAL, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        THE BANK OF NEW YORK, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        THE BANK OF NOVA SCOTIA, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        BANKBOSTON, N.A., as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        BANKERS TRUST COMPANY, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        BARCLAYS BANK, PLC, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        THE CHASE MANHATTAN BANK, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        COBANK, ACB, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        CREDIT LYONNAIS NEW YORK BRANCH, as a
                                        Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        CREDIT SUISSE FIRST BOSTON, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        By:_____________________________________

                                             Title:_____________________________


                                        CRESTAR BANK, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        By:_____________________________________

                                             Title:_____________________________


                                        FIRST NATIONAL BANK, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        FLEET NATIONAL BANK, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        KEY CORPORATE CAPITAL INC., as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        LEHMAN COMMERCIAL PAPER INC., as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD., NEW YORK BRANCH, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        MELLON BANK, N.A., as a Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        MORGAN STANLEY SENIOR FUNDING, INC., as
                                        a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        NATIONAL BANK OF CANADA, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        By:_____________________________________

                                             Title:_____________________________


                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Bank


                                        By:_____________________________________

                                             Title:_____________________________

                                        SOCIETE GENERALE, NEW YORK BRANCH, as a
                                        Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        STATE STREET BANK AND TRUST COMPANY, as
                                        a Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Bank


                                        By:_____________________________________

                                             Title:_____________________________


                                        US TRUST, as a Bank


                                        By:_____________________________________

                                             Title:_____________________________